Putnam
Income
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: RED CAR]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 18 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * During the semiannual period ended April 30, 2005, Putnam Income Fund had a total return of 1.07% without sales charges.

 * The fund's primary benchmark, the Lehman Aggregate Bond Index, returned 0.98%.

 * The average return for the fund's Lipper category, Corporate Debt Funds A Rated, was 0.93%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund's semiannual period was divided into a generally favorable market environment during the first three months and a less favorable one in the latter three. The change in atmosphere was driven by the Federal Reserve Board (the Fed), which continued its program of gradual interest-rate increases through February and March 2005, and expressed greater concern about the potential for inflation. This prompted sell-offs in all sectors of the bond market during those months; however, sectors with higher credit risk saw greater price declines (and corresponding yield increases). Rates began to move downward in the final weeks of the period on news of softer growth, but the sell-off in February and March still detracted significantly from performance for the period. Anticipating a potential rise in rates before the period had begun, your fund's management team had positioned the fund in a more conservative manner by making the portfolio less sensitive to changes in interest rates and improving its overall credit quality. As a result, the fund's performance was in line with both its benchmark index and its Lipper category average, based on results at net asset value (NAV, or without sales charges).

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
Class A
(inception 11/1/54)               NAV         POP
--------------------------------------------------
6 months                         1.07%      -3.43%
--------------------------------------------------
1 year                           5.03        0.24
--------------------------------------------------
5 years                         38.39       32.25
Annual average                   6.71        5.75
--------------------------------------------------
10 years                        78.74       70.63
Annual average                   5.98        5.49
--------------------------------------------------
Annual average
(life of fund)                   8.11        8.01
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


FUND PROFILE

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations.


Market overview

One of the most important events of the six-month period was the change in tone from the Fed when it raised the federal funds rate in March. This rate increase was the seventh in a series of increases that had begun in June 2004. At the time of that first increase, the Fed's official comment implied that future rate increases would come at a "measured pace," and were intended to bring short-term rates back up to more "normal" levels (from a 46-year low). As a result, long-term bond investors were less concerned about an abrupt, sharp hike in interest rates and focused on the economy, which was growing at a moderate pace with low inflation. Reflecting this favorable environment, yields on long-term bonds continued to decline through calendar 2004 and into early 2005.

At its meetings in January, February, and March, the Fed gradually changed its tone to reflect increased concerns about inflation. The U.S. and international bond markets saw this change as a signal that future rate increases could be more frequent and higher. Bonds sold off, with the lower-quality, higher-yield bond sectors -- including emerging markets and high-yield corporates -- experiencing the greatest price declines (and yield increases). In April, the Commerce Department reported lower-than-expected economic growth for the first quarter, which brought long-term rates back down somewhat, but did not offset the sharp rise of the previous two months.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                3.41%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.87%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  1.49%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                -1.98%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                   1.52%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
-------------------------------------------------------------------------------

Strategy overview

Prior to the beginning of the semiannual period, we had begun to reduce the level of both credit risk and interest-rate risk in the portfolio -- a strategy we continued to implement over the past six months. To reduce credit risk, we sold holdings with lower credit ratings, primarily in the corporate bond sector, and purchased higher-rated asset-backed and commercial mortgage-backed securities. We believed that lower-rated bonds had become overvalued and presented an uncomfortable degree of risk. A key measure of this risk was the spread, or difference, between the yields on lower- and higher-quality bonds. This "credit yield spread" had been narrowing during the 2004 calendar year. However, over the first four months of 2005, this spread widened, reflecting an increase in perceived risk for lower-quality bonds, and illustrating a decline in their performance compared to higher-quality bonds. As a result, our strategy of underweighting these securities proved beneficial for the fund's relative returns.

To reduce sensitivity to changes in interest rates, we continued to shorten the fund's overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond's duration, the less sensitive its price will be to interest-rate changes. The fund's lower interest-rate sensitivity hurt its performance somewhat at the beginning of the period, but it paid off during the latter months, when rates rose and the market became more skittish. While intended as a defensive strategy, this positioning was also beneficial for the fund's performance.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                            as of 10/31/04        as of 4/30/05

Mortgage-backed
securities                       51.4%                52.6%

Asset-backed
securities                       18.9%                27.1%

Investment-grade
bonds                            17.1%                16.0%

U.S. government
bonds                            11.6%                 3.7%

High-yield bonds                  1.0%                 0.6%

Footnotes read:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

During the semiannual period, interest rates fluctuated within a relatively moderate range. In such an environment, securitized bonds, or structured securities, tend to perform well because they typically offer higher income than corporate bonds of comparable credit quality. They also came with shorter maturities, so if interest rates were to rise, we would be able to reinvest the proceeds in higher-yielding securities. The most common type of securitized bonds are mortgage-backed securities
(MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. Both of these sectors performed well in comparison to investment-grade corporate bonds. The fund's holdings in home equity and manufactured-housing ABSs performed particularly well. The fund was underweighted in MBSs, which underperformed other types of securitized bonds, and was overweighted in CMBSs and ABSs, which outperformed. As a result, our strategies in these sectors were beneficial for the fund's relative performance.

The fund's holdings of Treasury bonds underperformed most fixed-income sectors for most of the period. However, we had allocated a smaller portion of the portfolio to this sector than did many of the fund's peers, so this underweighting helped relative returns.

In the investment-grade corporate bond portion of the portfolio, we continued our efforts to reduce lower-rated holdings and replace them with higher-rated securities, including CMBSs and ABSs. Current holdings include bonds from the media, cable, and real estate investment trust
(REIT) areas, which have been strong performers. We also found select opportunities in the strong-performing energy and utilities sectors. The fund's underweight to the automotive sector was also beneficial to performance. This industry has performed poorly due to concerns about General Motors, which has been struggling, and because of rising interest rates, which have hurt the financial performance of debt-laden auto companies. The fund's underweight to GM, one of the worst-performing bonds in the Lehman Aggregate Bond Index, also helped its relative returns. (Shortly after the end of the period, General Motors debt was downgraded to below-investment-grade status by Standard & Poor's.)


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (66.7%)

Aa (2.5%)

A (6.7%)

Baa (16.2%)

Ba (4.9%)

B (0.3%)

other (2.6%)

Footnotes read:
As a percentage of market value as of 4/30/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Due to rounding, percentages may not equal 100%.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

During the period, the fund's lower returns reflected a more cautious bond market and a more mature economic recovery. Our forecast is for continued steady, moderate growth with a possible slight increase in inflation. Such an environment would probably result in more short-term interest-rate increases by the Fed and the likelihood that long-term bond yields would continue moving upward. In such an environment, we believe the fund's shorter duration and higher credit quality would help it weather the impact of the higher interest rates we expect to see. Of course, we will continue to remain vigilant about any possible disruptions to the U.S. economy and fixed-income markets, keeping the fund positioned defensively while remaining well diversified in a broad range of high-quality fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker, Kevin Murphy, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Cronin        2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Rob Bloemker        2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Kevin Murphy        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------
Raman Srivastava    2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $850,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Utilities Growth and Income Fund.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of
Boston.

Kevin Cronin, Rob Bloemker, Kevin Murphy, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the semiannual period ended April 30, 2005, Kevin Murphy and Raman Srivastava became Portfolio Members of your fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004     *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                                        *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004     *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004                           *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004     *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005     *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004     *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004     *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                        *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004                           *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004     *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)              (11/1/54)              (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   1.07%     -3.43%      0.70%     -4.29%      0.69%     -0.30%      0.97%     -2.34%      1.00%
---------------------------------------------------------------------------------------------------------------------------
1 year                     5.03       0.24       4.12      -0.88       4.12       3.12       4.87       1.50       4.86
---------------------------------------------------------------------------------------------------------------------------
5 years                   38.39      32.25      33.32      31.32      33.31      33.31      36.74      32.26      36.80
Annual average             6.71       5.75       5.92       5.60       5.92       5.92       6.46       5.75       6.47
---------------------------------------------------------------------------------------------------------------------------
10 years                  78.74      70.63      65.96      65.96      65.72      65.72      74.68      68.90      74.57
Annual average             5.98       5.49       5.20       5.20       5.18       5.18       5.74       5.38       5.73
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.11       8.01       7.10       7.10       7.29       7.29       7.64       7.57       7.84
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception date)              (11/1/54)              (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                   0.61%     -3.89%      0.08%     -4.87%      0.08%     -0.91%      0.35%     -2.95%      0.39%
----------------------------------------------------------------------------------------------------------------------------------
1 year                     1.08      -3.41       0.32      -4.60       0.34      -0.65       0.88      -2.41       0.92
----------------------------------------------------------------------------------------------------------------------------------
5 years                   35.03      28.94      30.06      28.06      29.86      29.86      33.40      29.10      33.51
Annual average             6.19       5.22       5.40       5.07       5.36       5.36       5.93       5.24       5.95
----------------------------------------------------------------------------------------------------------------------------------
10 years                  79.15      71.20      66.08      66.08      65.88      65.88      74.80      69.22      74.96
Annual average             6.00       5.52       5.20       5.20       5.19       5.19       5.74       5.40       5.75
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.09       8.00       7.08       7.08       7.28       7.28       7.63       7.56       7.83
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
---------------------------------------------------------------------
                                Lehman          Lipper Corporate
                               Aggregate       Debt Funds A Rated
                              Bond Index       category average*
---------------------------------------------------------------------
6 months                         0.98%               0.93%
---------------------------------------------------------------------
1 year                           5.26                4.86
---------------------------------------------------------------------
5 years                         43.48               39.74
Annual average                   7.49                6.90
---------------------------------------------------------------------
10 years                        99.24               89.26
Annual average                   7.14                6.56
---------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 206, 204, 118, and 68 funds, respectively, in this Lipper category.

 + The benchmark and Lipper category were not in existence at the time of the fund's inception. The Lehman Aggregate Bond Index commenced 12/31/75. This Lipper category commenced 12/31/59.

-------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------------------------------------
                                Class A          Class B          Class C          Class M          Class R
-------------------------------------------------------------------------------------------------------------
Distributions (number)               6                6                6                6               6
-------------------------------------------------------------------------------------------------------------
Income                            $0.093           $0.067           $0.067           $0.085          $0.088
-------------------------------------------------------------------------------------------------------------
Capital gains                       --               --               --               --              --
-------------------------------------------------------------------------------------------------------------
Total                             $0.093           $0.067           $0.067           $0.085          $0.088
-------------------------------------------------------------------------------------------------------------
Share value:                  NAV        POP         NAV              NAV        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------
10/31/04                      $6.87      $7.19      $6.82            $6.84       $6.80      $7.03     $6.87
-------------------------------------------------------------------------------------------------------------
4/30/05                        6.85       7.12*      6.80             6.82        6.78       7.01      6.85
-------------------------------------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------------------------------------
Current dividend rate 1       2.80%      2.70%      2.12%            2.11%       2.65%      2.57%     2.63%
-------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   3.51       3.38       2.77             2.77        3.27       3.16      3.27
-------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*  $4.84      $8.56      $8.56      $6.08      $6.08
-----------------------------------------------------------------------------
Ending value (after
expenses)              $1,010.70  $1,007.00  $1,006.90  $1,009.70  $1,010.00
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                    Total
Value of your                               Expenses paid           expenses
investment on 11/1/04 [DIV]   $1,000   X    per $1,000            =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]   $1,000   X  $4.84 (see table above) = $48.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*   $4.86      $8.60      $8.60      $6.11      $6.11
------------------------------------------------------------------------------
Ending value (after
expenses)               $1,019.98  $1,016.27  $1,016.27  $1,018.74  $1,018.74
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                            Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  0.97%     1.72%     1.72%     1.22%     1.22%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.04%     1.79%     1.79%     1.29%     1.29%
-------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                               2004     2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Income Fund             441%     251%*      268%*      234%*      207%
------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A Rated category average       173%     167%       151%       166%       143%
------------------------------------------------------------------------------

 * Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

   Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.16

Taxable bond
fund average           0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

U.S. government and agency mortgage obligations (48.1%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
-------------------------------------------------------------------------------
               Government National Mortgage
               Association Graduated Payment
               Mortgages
       $79,545 11s, with due dates from March 15,
               2010 to July 15, 2013                                    $89,485
               Government National Mortgage
               Association Pass-Through
               Certificates
     1,598,910 7s, with due dates from April 15,
               2026 to December 15, 2031                              1,719,451
                                                                 --------------
                                                                      1,808,936

U.S. Government Agency Mortgage Obligations (48.0%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
        55,417 7 1/2s, December 1, 2029                                  59,564
        54,013 7s, January 1, 2015                                       56,866
    35,659,852 6 1/2s, with due dates from January
               1, 2024 to February 1, 2035                           37,083,524
       211,217 Federal National Mortgage
               Association Graduated Payment
               Mortgages 8s, December 1, 2008                           228,280
               Federal National Mortgage
               Association Pass-Through
               Certificates
        26,140 11s, October 1, 2015                                      29,186
       558,673 9s, with due dates from January 1,
               2027 to July 1, 2032                                     622,049
     2,402,296 8s, with due dates from January 1,
               2025 to July 1, 2033                                   2,608,765
     2,259,549 7 1/2s, with due dates from
               September 1, 2022 to July 1, 2033                      2,421,680
   101,143,603 7s, with due dates from August 1,
               2021 to December 1, 2034                             106,974,482
     2,083,393 7s, with due dates from January 1,
               2007 to January 1, 2018                                2,195,584
     2,400,000 7s, TBA, May 1, 2035                                   2,533,500
   157,222,149 6 1/2s, with due dates from October
               1, 2023 to January 1, 2035                           163,663,860
       290,200 6 1/2s, with due dates from
               September 1, 2010 to February 1,
               2019                                                     304,529
       994,013 6s, with due dates from August 1,
               2032 to December 1, 2034                               1,021,154
     3,604,399 6s, with due dates from August 1,
               2013 to November 1, 2017                               3,739,140
    26,900,000 6s, TBA, May 1, 2035                                  27,610,327
            98 5 1/2s, March 1, 2035                                         99
    66,900,000 5 1/2s, TBA, June 1, 2035                             67,406,975
   326,492,000 5 1/2s, TBA, May 1, 2035                             329,654,891
    48,200,000 5 1/2s, TBA, May 1, 2020                              49,327,880
    19,800,740 5s, with due dates from January 1,
               2034 to April 1, 2035                                 19,640,650
       341,834 5s, with due dates from June 1, 2019
               to November 1, 2019                                      344,851
   155,000,000 5s, TBA, June 1, 2035                                153,123,043
   151,300,000 5s, TBA, May 1, 2035                                 149,846,098
       300,000 5s, TBA, May 1, 2020                                     302,086
   168,100,000 4 1/2s, TBA, May 1, 2020                             166,300,809
       756,054 4s, June 1, 2019                                         733,963
                                                                 --------------
                                                                  1,287,833,835
                                                                 --------------
               Total U.S. government and agency
               mortgage  obligations
               (cost $1,278,474,452)                             $1,289,642,771

U.S. Treasury obligations (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Notes
    $2,085,000 4 1/4s, November 15, 2013                             $2,100,312
     3,934,000 3 1/4s, August 15, 2008                                3,870,687
                                                                 --------------
               Total U.S. Treasury obligations
               (cost $6,125,938)                                     $5,970,999

Asset-backed securities (27.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,197,958 Aames Mortgage Investment Trust FRN
               Ser. 04-1,  Class 2A1, 3.36s, 2034                    $4,197,958
     5,795,750 Aames Mortgage Trust Ser. 03-1,
               Class A, Interest Only (IO),  6s,
               2005                                                     168,564
        17,548 Aames Mortgage Trust 144A Ser.
               03-1N, Class A, 7 1/2s, 2033                              17,531
     3,051,257 ABFS Mortgage Loan Trust Ser. 03-1,
               Class A, IO, 4s, 2005                                     46,605
     3,720,952 ABSC NIMS Trust 144A Ser. 05-HE2,
               Class A1, 4 1/2s, 2035 (Cayman
               Islands)                                               3,713,510
    10,219,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 3 1/2s, 2005                                146,132
     1,939,000 Advanta Business Card Master Trust
               FRN Ser. 04-C1,  Class C, 4.04s,
               2013                                                   1,972,874
     1,471,867 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            1,498,544
               Aegis Asset Backed Securities Trust
               144A
       261,602 Ser. 04-1N, Class Note, 5s, 2034                         261,602
       789,898 Ser. 04-4N, Class Note, 5s, 2034                         789,898
       646,238 Ser. 04-5N, Class Note, 5s, 2034                         646,238
       987,490 Ser. 04-6N, Class Note, 4 3/4s, 2035                     986,256
       542,747 Ser. 04-2N, Class N1, 4 1/2s, 2034                       541,475
     8,097,849 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 3.26s, 2029                            8,097,849
    12,666,818 American Express Credit Account
               Master Trust 144A Ser. 04-C,  Class
               C, 3.454s, 2012                                       12,668,794
               American Home Mortgage Investment
               Trust FRB
    11,818,395 Ser. 05-1, Class 5A1, 5.001s, 2045                    11,947,658
    13,407,235 Ser. 05-1, Class 4A1, 4.992s, 2045                    13,555,973
     6,107,888 Ser. 04-3, Class 3A, 3.71s, 2034                       6,051,065
     9,028,484 Ser. 04-3, Class 2A, 3.59s, 2034                       8,935,393
     1,020,000 Americredit Automobile Receivables
               Trust 144A Ser. 05-1,  Class E,
               5.82s, 2012                                            1,022,040
               Ameriquest Finance NIM Trust 144A
       300,000 Ser. 04-IAN1, Class B, 8.835s, 2034
               (Cayman Islands)                                         298,875
       330,643 Ser. 04-IAN, Class 1A, 5.437s, 2034
               (Cayman Islands)                                         329,403
     1,333,773 Ser. 04-RN9, 4.8s, 2034 (Cayman
               Islands)                                               1,333,773
               Ameriquest Mortgage Securities, Inc.
     9,160,873 Ser. 03-6, Class S, IO, 5s, 2033                         161,389
     6,041,117 Ser. 03-8, Class S, IO, 5s, 2006                         163,714
     6,836,447 Ser. 03-12, Class S, IO, 5s, 2006                        243,548
     6,206,703 Amortizing Residential Collateral
               Trust Ser. 02-BC3,  Class A, IO, 6s,
               2005                                                      26,829
       119,434 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note,  7.385s, 2033
               (Cayman Islands)                                         119,733
               Arcap REIT, Inc. 144A
     1,993,000 Ser. 03-1A, Class E, 7.11s, 2038                       2,100,435
     1,469,204 Ser. 04-1A, Class E, 6.42s, 2039                       1,487,799
               Argent NIM Trust 144A
       $56,173 Ser. 03-N8, Class A, 5.56s, 2034
               (Cayman Islands)                                         $56,173
       512,427 Ser. 04-WN9, Class A, 5.19s, 2034
               (Cayman Islands)                                         512,427
       312,567 Ser. 04-WN2, Class A, 4.55s, 2034
               (Cayman Islands)                                         312,665
       192,428 Ser. 04-WN4, Class A, 4.459s, 2034
               (Cayman Islands)                                         191,887
               Asset Backed Funding Corp. NIM Trust
               144A
       101,447 Ser. 03-OPT1, Class Note, 6.9s, 2033                     101,447
       574,990 Ser. 03-WMC1, Class Note, 6.9s, 2033                     575,818
     1,015,208 Ser. 04-AHL1, Class Note, 5.6s, 2033                   1,015,170
       725,779 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                         726,730
        75,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                          69,127
       607,400 Ser. 04-0PT1, Class N1, 4.55s, 2033
               (Cayman Islands)                                         603,225
       605,866 Ser. 04-0PT5, Class N1, 4.45s, 2034
               (Cayman Islands)                                         605,866
               Asset Backed Securities Corp. Home
               Equity Loan Trust
    24,190,890 Ser. 03-HE1, Class A, IO, 5s, 2033                       187,891
     9,342,619 Ser. 03-HE5, Class A, IO, 4s, 2033                       246,458
       378,870 FRB Ser. 04-HE1, Class A3, 3.354s,
               2034                                                     379,404
     1,619,048 FRB Ser. 04-HE9, Class A2, 3.39s,
               2034                                                   1,622,845
     1,904,391 FRB Ser. 05-HE1, Class A3, 3.31s,
               2035                                                   1,904,795
     1,559,919 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 3.69s,
               2033                                                   1,562,234
       530,978 Banc of America Funding Corp. 144A
               Ser. 04-NIM1,  Class Note, 6s, 2034                      530,978
     1,390,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 3.984s, 2011                          1,419,445
               Bayview Financial Acquisition Trust
    11,926,874 Ser. 03-E, Class A, IO, 4s, 2006                         258,123
     6,300,000 FRB Ser. 03-G, Class A1, 3.66s, 2039                   6,300,000
     4,338,557 FRN Ser. 03-F, Class A, 3.56s, 2043                    4,354,228
    31,393,889 Ser. 04-D, Class A, IO, 3 1/2s, 2007                   1,350,625
     5,737,065 FRN Ser. 04-D, Class A, 3.45s, 2044                    5,737,065
    21,783,000 Ser. 05-B, Class A, IO, 2.702s, 2039                     816,717
    64,043,064 Bayview Financial Asset Trust Ser.
               03-X, Class A, IO, 0.9s, 2006                          1,101,528
               Bayview Financial Asset Trust 144A
     2,414,857 FRB Ser. 03-SSRA, Class M, 4.37s,
               2038                                                   2,437,557
     2,114,502 FRB Ser. 03-SSRA, Class A, 3.72s,
               2038                                                   2,122,537
     3,066,747 FRB Ser. 04-SSRA, Class A1, 3.62s,
               2039                                                   3,074,414
    90,242,760 Ser. 03-Z, Class AIO1, IO, 0.439s,
               2005                                                     165,051
               Bear Stearns Alternate Trust
     6,397,000 Ser. 05-5, Class 1A-1, 5.377s, 2035                    6,433,983
     8,432,000 Ser. 05-4, Class 22A2, 5.27s, 2035                     8,565,068
    11,983,411 Ser. 04-12, Class 2A2, 5.112s, 2035                   12,136,204
     2,073,450 Ser. 04-9, Class 1A1, 5.063s, 2034                     2,098,255
     5,824,648 Ser. 05-3, Class 2A1, 5.056s, 2035                     5,895,636
     5,002,253 Ser. 04-11, Class 2A2, 4.961s, 2034                    5,053,472
     2,567,044 Ser. 05-2, Class 2A2A, 4.937s, 2035                    2,592,565
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
       542,593 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         543,356
       755,735 Ser. 04-HE7N, Class A1, 5 1/4s, 2034                     756,916
       932,999 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                         932,999
       555,748 Ser. 04-HE5N, Class A1, 5s, 2034
               (Cayman Islands)                                         555,748
       322,000 Ser. 04-HE5N, Class A2, 5s, 2034
               (Cayman Islands)                                         322,000
       325,647 Ser. 04-HE8N, Class A1, 5s, 2034                         325,647
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
       347,000 Ser. 04-HE10, Class A2, 5s, 2034
               (Cayman Islands)                                         347,000
       932,711 Ser. 04-HE10, Class A1, 4 1/4s, 2034
               (Cayman Islands)                                         930,379
               Bear Stearns Asset Backed Securities, Inc.
    11,961,600 Ser. 03-AC1, Class A, IO, 5s, 2005                       195,563
    14,000,800 Ser. 03-AC4, Class A, IO, 5s, 2006                       427,773
     2,964,000 FRB Ser. 03-3, Class A2, 3.61s, 2043                   2,978,820
     1,937,074 FRB Ser. 03-1, Class A1, 3.52s, 2042                   1,937,070
       880,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1,  Class C1,
               5.704s, 2010                                             928,950
       826,000 CARMAX Auto Owner Trust Ser. 04-2,
               Class D, 3.67s, 2011                                     818,995
               CARSSX Finance, Ltd. 144A FRB
       617,666 Ser. 04-AA, Class B4, 8.454s, 2011
               (Cayman Islands)                                         629,561
       491,409 Ser. 04-AA, Class B3, 6.304s, 2011
               (Cayman Islands)                                         496,092
     4,870,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2,  Class A, 6.621s,
               2008                                                   5,198,725
     9,615,200 Centex Home Equity Ser. 04-C, Class
               A, IO, 3 1/2s, 2006                                      231,452
     2,550,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C,  4.034s, 2010                      2,608,649
               Chase Funding Net Interest Margin
               144A
     1,202,682 Ser. 04-OPT1, Class Note, 4.458s,
               2034                                                   1,199,675
        50,602 Ser. 04-1A, Class Note, 3 3/4s, 2035                      50,539
               CHEC NIM Ltd., 144A
       350,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                         348,002
       223,000 Ser. 04-2, Class N3, 8s, 2034
               (Cayman Islands)                                         191,780
       845,811 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                         845,763
     1,390,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1,  Class C1, 4.221s,
               2010                                                   1,417,269
    77,917,000 Commercial Mortgage Pass-Through
               Certificate 144A  Ser. 05-LP5, Class
               XC, IO, 0.044s, 2043                                     810,337
               Conseco Finance Securitizations Corp.
     5,593,000 Ser. 02-1, Class M2, 9.546s, 2033                      2,516,850
     2,862,283 Ser. 01-4, Class B1, 9.4s, 2033                          386,408
     8,500,000 Ser. 00-2, Class A5, 8.85s, 2030                       7,554,044
    11,062,277 Ser. 02-2, Class A, IO, 8 1/2s, 2033                   2,902,056
     8,633,000 Ser. 00-4, Class A6, 8.31s, 2032                       7,626,067
     4,808,000 Ser. 00-5, Class A6, 7.96s, 2032                       4,222,708
     5,455,419 Ser. 00-5, Class A4, 7.47s, 2032                       5,580,997
     7,948,000 Ser. 01-4, Class A4, 7.36s, 2033                       8,087,384
       281,000 Ser. 01-1, Class A5, 6.99s, 2032                         267,146
     6,800,000 Ser. 01-3, Class A4, 6.91s, 2033                       6,713,157
    13,963,420 Ser. 02-1, Class A, 6.681s, 2033                      14,411,149
     8,054,338 Ser. 01-1, Class A4, 6.21s, 2032                       8,171,891
     3,653,000 Consumer Credit Reference IDX
               Securities 144A FRB  Ser. 02-1A,
               Class A, 5.05s, 2007                                   3,709,793
    19,141,000 Countrywide Alternative Loan Trust
               Ser. 05-24,  Class 1X, IO, 5s, 2035                      532,359
               Countrywide Asset-Backed
               Certificates 144A
        81,889 Ser. 03-5NF, Class NF, 6 3/4s, 2034                       82,119
     3,591,323 Ser. 04-6N, Class N1, 6 1/4s, 2035                     3,617,136
     2,322,189 Ser. 04-1NIM, Class Note, 6s, 2034                     2,336,958
       807,368 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                     809,639
               Countrywide Asset-Backed
               Certificates 144A
       570,032 Ser. 04-11N, Class N, 5 1/4s, 2036                       572,526
       977,040 Ser. 04-14N, 5s, 2036                                    980,850
               Countrywide Home Loans
    21,148,743 Ser. 04-25, Class 2X, IO, 1.08s,
               2035                                                     687,334
    40,653,684 Ser. 05-2, Class 2X, IO, 0.978s,
               2035                                                   1,333,949
       978,924 Countrywide Partnership Trust 144A
               Ser. 04-EC1N,  Class N, 5s, 2035                         982,154
     2,157,000 Crest, Ltd. 144A Ser. 03-2A, Class
               D2, 6.723s, 2038 (Cayman Islands)                      2,239,613
     2,890,407 CS First Boston Mortgage Securities
               Corp. 144A Ser. 04-FR1N,  Class A,
               5s, 2034                                               2,890,407
       859,000 Fieldstone Mortgage Investment Corp.
               FRB Ser. 05-1,  Class M3, 3.56s,
               2035                                                     859,000
       638,860 Finance America NIM Trust 144A Ser.
               04-1, Class A, 5 1/4s, 2034                              638,860
     6,500,001 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class D, 7.676s, 2039                         6,669,219
     1,569,316 First Consumers Master Trust FRN
               Ser. 01-A, Class A, 3.264s, 2008                       1,556,565
    13,787,455 First Franklin Mortgage Loan Asset
               Backed Certificates Ser.
               03-FFB, Class A, IO, 6s, 2005                             59,598
               First Franklin Mortgage Loan NIM
               Trust 144A
       122,830 Ser. 03-FF3A, Class A, 6 3/4s, 2033                      123,284
       752,830 Ser. 04-FF7A, Class A, 5s, 2034                          752,981
       734,693 Ser. 04-FF10, Class N1, 4.45s, 2034
               (Cayman Islands)                                         734,644
       322,337 Ser. 04-FF1, Class N1, 4 1/2s, 2034                      321,434
     4,877,000 First Horizon Mtge. Pass-Through
               Trust Ser. 05-AR2,  Class 1A1,
               4.842s, 2035                                           4,913,578
     1,200,129 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            1,200,880
       834,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 3.97s, 2038                                    842,340
     2,600,000 Foxe Basin, Ltd. FRB Ser. 03-1A,
               Class A1, 3.51s, 2015 (Cayman
               Islands)                                               2,609,880
               Fremont NIM Trust 144A
       367,437 Ser. 04-3, Class B, 7 1/2s, 2034                         352,299
       173,394 Ser. 04-D, Class N2, 7 1/2s, 2034
               (Cayman Islands)                                         172,874
       547,235 Ser. 04-A, Class Note, 4 3/4s, 2034                      545,046
       426,707 Ser. 04-B, Class Note, 4.703s, 2034                      426,707
     1,492,872 Ser. 04-3, Class A, 4 1/2s, 2034                       1,488,244
     1,314,747 Ser. 04-D, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                       1,319,611
               G-Force CDO, Ltd. 144A
       942,000 Ser. 02-1A, Class E, 8 1/4s, 2037
               (Cayman Islands)                                       1,020,009
       416,000 Ser. 02-1A, Class D, 7.61s, 2037
               (Cayman Islands)                                         448,580
     1,241,000 Ser. 03-1A, Class E, 6.58s, 2038
               (Cayman Islands)                                       1,244,684
       417,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 5.02s, 2037 (Cayman
               Islands)                                                 434,776
     2,444,480 GE Capital Credit Card Master Note
               Trust FRB Ser. 04-2, Class
               C, 3.434s, 2010                                        2,444,480
       451,051 GE Corporate Aircraft Financing, LLC
               144A Ser. 04-1A,  Class B, 3.87s,
               2018                                                     451,051
               GEBL 144A
     1,079,801 Ser. 04-2, Class D, 5.704s, 2032                       1,080,449
       404,925 Ser. 04-2, Class C, 3.804s, 2032                         405,178
               GMAC Mortgage Corp. Loan Trust
    11,715,000 Ser. 04-HE5, Class A, IO, 6s, 2007                       842,016
     3,411,704 Ser. 05-AR1, Class 1A2, 4.432s, 2035                   3,414,903
       750,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A,  Class 4,
               6.09s, 2015 (Cayman Islands)                             760,313
               Granite Mortgages PLC FRB
     5,040,000 Ser. 01-1, Class 1C, 4.545s, 2041
               (United Kingdom)                                       5,101,425
     1,140,000 Ser. 02-1, Class 1C, 4.445s, 2042
               (United Kingdom)                                       1,157,898
       860,000 Ser. 02-2, Class 1C, 4.395s, 2043
               (United Kingdom)                                         873,760
     2,130,000 Ser. 04-1, Class 1C, 3.95s, 2044
               (United Kingdom)                                       2,140,650
               Green Tree Financial Corp.
    19,225,000 Ser. 99-5, Class A5, 7.86s, 2030                      17,153,572
     1,237,335 Ser. 97-6, Class A9, 7.55s, 2029                       1,326,829
       500,743 Ser. 97-4, Class A7, 7.36s, 2029                         537,047
       467,121 Ser. 95-8, Class B1, 7.3s, 2026                          363,652
       502,640 Ser. 97-6, Class A8, 7.07s, 2029                         514,473
       393,216 Ser. 97-7, Class A8, 6.86s, 2029                         414,351
     1,473,000 Ser. 99-3, Class A6, 6 1/2s, 2031                      1,509,609
       460,576 Ser. 99-3, Class A5, 6.16s, 2031                         468,636
     5,829,235 Greenpoint Manufactured Housing Ser.
               00-3, Class IA,  8.45s, 2031                           5,629,310
     4,894,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      4,823,510
               GSAMP Trust 144A
        92,764 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                      92,764
     3,798,286 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                   3,792,589
       455,322 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                     454,867
       323,853 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     323,368
       626,394 Ser. 04-HE1N, Class N1, 5s, 2034                         625,141
     1,313,321 Ser. 05-NC1, Class N, 5s, 2035                         1,308,725
     3,949,775 Ser. 04-NIM2, Class N, 4 7/8s, 2034                    3,942,666
     1,990,000 Ser. 04-NIM1, Class N2, zero %, 2034                   1,457,675
               GSMPS Mortgage Loan Trust 144A
       236,159 Ser. 05-RP1, Class 1A3, 8s, 2035                         254,578
     2,355,000 Ser. 05-RP2, Class 1A3, 8s, 2035                       2,544,342
     2,947,000 Ser. 05-RP2, Class 1A2, 7 1/2s, 2035                   3,144,690
     3,320,769 High Income Trust Securities 144A
               FRB Ser. 03-1A,  Class A, 3.27s,
               2036 (Cayman Islands)                                  3,254,353
               Holmes Financing PLC FRB
       860,000 Ser. 4, Class 3C, 4.441s, 2040
               (United Kingdom)                                         871,008
    22,675,000 Ser. 1, Class 2C, 4.291s, 2040
               (United Kingdom)                                      22,743,025
       976,000 Ser. 8, Class 2C, 3.861s, 2040
               (United Kingdom)                                         980,575
               Home Equity Asset Trust 144A
        67,222 Ser. 02-5N, Class A, 8s, 2033                             67,222
        46,255 Ser. 03-5N, Class A, 7 1/2s, 2034                         46,371
       141,176 Ser. 03-7N, Class A, 5 1/4s, 2034                        141,264
       450,683 Ser. 04-1N, Class A, 5s, 2034                            450,683
       709,644 Ser. 04-3N, Class A, 5s, 2034                            709,644
       982,939 Ser. 04-4N, Class A, 5s, 2034                            982,939
     2,229,164 Ser. 04-5N, Class A, 5 1/4s, 2034                      2,229,164
     1,516,575 Ser. 05-6N, Class A, 5 1/4s, 2035                      1,511,480
     4,300,757 Ser. 04-7N, Class A, 4 1/2s, 2035                      4,281,403
       551,000 Hyundai Auto Receivables Trust Ser.
               04-A, Class D, 4.1s, 2011                                547,005
     1,350,595 IMPAC Secured Assets Corp. Ser.
               03-1, Class A, IO, 5s, 2005                               17,115
    39,096,837 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.811s, 2028                          807,322
               LNR CDO, Ltd. 144A FRB
     4,150,000 Ser. 03-1A, Class EFL, 6.02s, 2036
               (Cayman Islands)                                       4,499,015
     6,071,000 Ser. 02-1A, Class FFL, 5.77s, 2037
               (Cayman Islands)                                       5,998,148
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
     1,308,444 Ser. 04-5, Class Note, 5s, 2034                        1,311,323
       469,046 Ser. 04-2, Class N1, 4.94s, 2034                         469,046
     3,869,296 Ser. 05-1, Class N1, 4.115s, 2035                      3,869,296
               Long Beach Mortgage Loan Trust
    29,471,981 Ser. 04-3, Class S1, IO, 4 1/2s,
               2006                                                   1,547,279
    14,735,967 Ser. 04-3, Class S2, IO, 4 1/2s,
               2006                                                     773,638
       615,692 Ser. 03-2, Class S1, IO, 4 1/4s,
               2005                                                       4,474
    13,109,371 Ser. 03-2, Class S2, IO, 4 1/4s,
               2005                                                      95,257
               Madison Avenue Manufactured Housing
               Contract
     5,098,734 FRB Ser. 02-A, Class B1, 6.27s, 2032                   2,498,380
   246,243,598 Ser. 02-A IO, 0.3s, 2032                               2,770,240
               Marriott Vacation Club Owner Trust
               144A
       247,665 Ser. 04-2A, Class D, 5.389s, 2026                        243,089
       286,363 Ser. 04-2A, Class C, 4.741s, 2026                        280,961
     3,545,324 FRB Ser. 02-1A, Class A1, 3.69s,
               2024                                                   3,576,332
               Master Asset Backed Securities NIM
               Trust 144A
       800,000 Ser. 04-CI5, Class N2, 9s, 2034                          796,800
       657,137 Ser. 04-HE1A, Class Note, 5.191s,
               2034                                                     659,396
       636,248 Ser. 04-CI5, Class N1, 4.946s, 2034                      637,202
       285,169 Ser. 04-CI3, Class N1, 4.45s, 2034                       285,169
     3,060,533 Master Reperforming Loan Trust 144A
               Ser. 05-1,  Class 1A4, 7 1/2s, 2034                    3,267,119
     2,550,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5,  Class C5, 4.134s,
               2010                                                   2,601,784
     9,375,585 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 3.68s, 2027                           9,000,562
               Merrill Lynch Mortgage Investors, Inc.
        93,245 Ser. 03-WM3N, Class N1, 8s, 2005                          93,332
       521,925 Ser. 04-OP1N, Class N1, 4 3/4s, 2035
               (Cayman Islands)                                         520,457
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       261,687 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                     261,932
       270,681 Ser. 03-WM1N, Class N1, 7s, 2033                         271,358
       279,659 Ser. 04-FM1N, Class N1, 5s, 2035
               (Cayman Islands)                                         279,659
       410,894 Ser. 04-HE1N, Class N1, 5s, 2006                         408,197
       958,898 Ser. 04-HE2N, Class N1, 5s, 2035
               (Cayman Islands)                                         953,504
     2,257,771 Ser. 05-WM1N, Class N1, 5s, 2035                       2,240,160
       730,552 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                     727,813
       941,689 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                     936,981
     1,665,000 Metris Master Trust FRN Ser. 04-2,
               Class C, 4.34s, 2010                                   1,674,886
               Metris Master Trust 144A
       824,000 FRN Ser. 04-2, Class D, 6.251s, 2010                     830,674
     1,379,000 FRN Ser. 01-2, Class C, 4.89s, 2009                    1,377,464
        25,000 FRN Ser. 00-3, Class C, 4.37s, 2009                       25,042
               Mid-State Trust
     1,057,014 Ser. 11, Class B, 8.221s, 2038                         1,087,858
     1,117,243 Ser. 10, Class B, 7.54s, 2036                            994,007
     3,780,128 MMCA Automobile Trust Ser. 02-1,
               Class B, 5.37s, 2010                                   3,787,689
     4,070,303 Morgan Stanley ABS Capital I FRB
               Ser. 04-WMC3,  Class A2PT, 3.31s,
               2035                                                   4,081,159
        91,227 Morgan Stanley ABS Capital I 144A
               Ser. 04-NC2N,  Class Note, 6 1/4s,
               2033                                                      91,455
       233,559 Morgan Stanley Auto Loan Trust Ser.
               04-HB2, Class D, 3.82s, 2012                             232,785
               Morgan Stanley Auto Loan Trust 144A
     1,145,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                     1,136,333
       633,000 Ser. 04-HB2, Class E, 5s, 2012                           607,360
               Morgan Stanley Dean Witter Capital I
               FRB
       734,725 Ser. 01-NC4, Class B1, 5.52s, 2032                       727,924
       466,886 Ser. 01-NC3, Class B1, 5.47s, 2031                       464,894
     1,555,000 Navigator CDO, Ltd. 144A FRB Ser.
               03-1A, Class A1, 3.284s,  2015
               (Cayman Islands)                                       1,560,909
     1,026,842 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (F)
               (g)                                                    1,078,963
     2,365,000 New Century Home Equity Loan Trust
               Ser. 03-5, Class AI7,  5.15s, 2033                     2,340,081
               New Century Mortgage Corp. NIM Trust
               144A
        20,024 Ser. 03-5, Class Note, 8s, 2033                           20,087
       203,635 Ser. 03-B, Class Note, 6 1/2s, 2033                      204,144
       966,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 6.22s,  2038 (Cayman
               Islands)                                                 987,735
     1,265,174 Nomura Asset Acceptance Corp. Ser.
               04-R3, Class PT,  9.774s, 2035                         1,381,412
       671,326 Nomura Asset Acceptance Corp. 144A
               Ser. 04-R2, Class PT,  10.118s, 2034                     729,228
               Novastar NIM Trust 144A
       548,865 Ser. 04-N1, Class Note, 4.458s, 2034                     548,865
       712,843 Ser. 04-N2, Class Note, 4.458s, 2034                     712,843
     7,581,471 Oakwood Mortgage Investors, Inc.
               Ser. 02-C, Class A1, 5.41s, 2032                       6,679,898
     1,120,451 Oakwood Mortgage Investors, Inc.
               144A Ser. 01-B, Class A4,  7.21s,
               2030                                                   1,053,872
       798,000 Ocean Star 144A FRB Ser. 04, Class
               D, 5.09s, 2018 (Ireland)                                 798,000
               Option One Mortgage Securities Corp.
               NIM Trust 144A
       124,879 Ser. 03-5, Class Note, 6.9s, 2033                        125,504
     2,074,562 Ser. 04-2A, Class N1, 4.213s, 2034
               (Cayman Islands)                                       2,074,562
     3,211,682 Option One Woodbridge Loan Trust
               144A Ser. 03-1,  Class S, IO, 3.7s,
               2005                                                      18,325
       551,000 Origen Manufactured Housing Ser.
               04-B, Class A2, 3.79s, 2017                              536,881
               Park Place Securities NIM Trust 144A
     1,268,000 Ser. 04-WCW2, Class D, 7.387s, 2034
               (Cayman Islands)                                       1,272,818
       406,607 Ser. 04-MCWN1, Class A, 4.458s, 2034                     407,623
     2,259,182 Ser. 04-WHQ2, Class A, 4s, 2035                        2,255,793
     3,068,311 Park Place Securities, Inc. FRB Ser.
               04-WHQ2, Class A3A,  3.37s, 2035                       3,071,551
               Pass-Through Amortizing Credit Card
               Trust
       312,302 Ser. 02-1A, Class A4FL, 8.33s, 2012                      312,961
       156,637 Ser. 02-1A, Class A3FL, 5.83s, 2012                      156,911
               People's Choice Net Interest Margin
               Note 144A
     2,529,847 Ser. 04-2, Class A, 5s, 2034                           2,535,533
       428,000 Ser. 04-2, Class B, 5s, 2034                             387,768
     2,510,000 Permanent Financing PLC FRB Ser. 3,
               Class 3C, 4.12s, 2042 (United
               Kingdom)                                               2,544,136
               Providian Gateway Master Trust 144A
     1,400,000 FRB Ser. 04-AA, Class D, 4.804s,
               2011                                                   1,429,302
     1,183,000 Ser. 04-DA, Class D, 4.4s, 2011                        1,159,710
       850,000 FRN Ser. 04-BA, Class D, 4.354s,
               2010                                                     852,014
     2,100,000 FRN Ser. 04-EA, Class D, 3.884s,
               2011                                                   2,100,506
     3,450,000 Providian Gateway Master Trust FRN
               Ser. 04-EA, Class E, 5.954s, 2011                      3,402,611
     2,950,212 Renaissance Home Equity Loan Trust
               Ser. 03-2, Class A, IO, 3s, 2005                          30,966
               Renaissance NIM Trust 144A
     1,190,663 Ser. 05-1, Class N, 4.7s, 2035                         1,190,663
       503,578 Ser. 04-A, Class Note, 4.45s, 2034                       502,949
               Residential Accredit Loans, Inc.
     6,322,000 Ser. 05-QA4, Class A21, 5.306s, 2035                   6,425,721
     7,006,904 Ser. 04-QA6, Class NB1, 5.005s, 2034                   7,084,450
     1,288,096 Ser. 04-QA5, Class A2, 5.002s, 2034                    1,302,096
               Residential Asset Mortgage Products, Inc.
       368,000 Ser. 02-SL1, Class AI3, 7s, 2032                         368,926
     7,622,222 Ser. 04-RZ2, Class A, IO, 3 1/2s,
               2006                                                     183,112
       854,345 Residential Asset Securities Corp.
               Ser. 03-KS4, Class AI,  IO, 3 1/2s,
               2005                                                      11,574
               Residential Asset Securities Corp.
               144A
     1,888,097 Ser. 04-N10B, Class A1, 5s, 2034                       1,888,097
     1,728,483 Ser. 04-NT, Class Note, 5s, 2034                       1,719,841
       784,822 Ser. 04-NT12, Class Note, 4.7s, 2035                     784,802
     4,535,169 Residential Asset Securities Corp.
               NIM Trust 144A Ser. 05-NTR1, Class
               Note, 4 1/4s, 2035                                     4,535,169
     7,339,573 Residential Asset Securitization
               Trust IFB Ser. 03-A6, Class A5,
               IO, 4.48s, 2033                                          401,383
               Residential Funding Mortgage
               Securities II
    16,201,982 Ser. 03-HS1, Class AI, IO, 5 1/2s,
               2033                                                     262,472
     6,569,839 Ser. 03-HS2, Class AI, IO, 5 1/2s,
               2005                                                     150,897
     4,964,958 Ser. 03-HS3, Class AI, IO, 5s, 2006                      147,956
               SAIL Net Interest Margin Notes 144A
         6,378 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                           6,415
       341,862 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         338,512
       372,225 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         374,309
       620,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                         617,520
       303,624 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         298,523
       413,826 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         417,799
       199,499 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         200,537
       314,618 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         311,535
       546,221 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                         546,385
       208,215 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                         209,652
       239,529 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         233,350
       701,562 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         693,073
     1,706,375 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                       1,706,717
     2,113,120 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       2,113,542
       881,626 Ser. 04-8A, Class A, 5s, 2034
               (Cayman Islands)                                         881,890
               SAIL Net Interest Margin Notes 144A
     3,496,526 Ser. 04-10A, Class A, 5s, 2034
               (Cayman Islands)                                       3,497,575
       577,653 Ser. 04-BN2A, Class A, 5s, 2034
               (Cayman Islands)                                         577,827
       265,291 Ser. 04-BNCA, Class A, 5s, 2034
               (Cayman Islands)                                         265,370
       951,859 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         950,908
     3,435,580 Ser. 04-11A, Class A2, 4 3/4s, 2035
               (Cayman Islands)                                       3,435,580
       954,600 Ser. 05-2A, Class A, 4 3/4s, 2035
               (Cayman Islands)                                         954,982
       598,867 Ser. 04-5A, Class A, 4 1/2s, 2034
               (Cayman Islands)                                         597,729
     2,744,230 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       2,736,821
     3,310,966 Ser. 05-1A, Class A, 4 1/4s, 2035                      3,299,377
               Sasco Net Interest Margin Trust 144A
     3,509,115 Ser. 05-NC1A, Class A, 4 3/4s, 2035                    3,509,115
     1,126,272 Ser. 05-WF1A, Class A, 4 3/4s, 2035                    1,128,862
       101,113 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        101,113
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
        78,983 Ser. 03-TC1N, Class N, 7.45s, 2033                        78,983
       241,945 Ser. 03-HE1N, Class N, 6.9s, 2033                        243,155
       449,751 Ser. 04-4N, Class Note, 6.65s, 2034                      449,751
       381,984 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                     381,984
       316,685 Ser. 04-HE2N, Class NA, 5.43s, 2034                      315,893
       495,047 Ser. 04-HE1N, Class Note, 4.94s,
               2034                                                     495,047
       721,029 Ser. 03-0P1N, Class NA, 4.45s, 2033                      721,029
     1,761,128 Ser. 04-RM2N, Class NA, 4s, 2035                       1,761,128
     3,608,434 Ser. 04-HE4N, Class NA, 3 3/4s, 2034                   3,608,434
       760,000 South Coast Funding 144A FRB Ser.
               3A, Class A2,  3.971s, 2038 (Cayman
               Islands)                                                 769,196
               Structured Adjustable Rate Mortgage
               Loan Trust
    13,894,252 Ser. 05-7, Class 1A3, 5.416s, 2035                    14,119,951
    10,443,288 Ser. 05-4, Class 1A1, 5.394s, 2035                    10,608,044
    13,726,892 Ser. 05-1, Class 1A1, 5.16s, 2035                     13,900,545
     4,421,586 Ser. 04-14, Class 1A, 5.113s, 2034                     4,477,925
     9,054,556 Ser. 04-20, Class 1A2, 5.092s, 2035                    9,157,304
     4,444,497 Ser. 04-18, Class 1A1, 5.064s, 2034                    4,496,135
     4,180,101 Ser. 04-12, Class 1A2, 5.041s, 2034                    4,228,740
     5,328,278 Ser. 04-16, Class 1A2, 5.032s, 2034                    5,391,549
     2,814,227 Ser. 04-10, Class 1A1, 4.94s, 2034                     2,846,414
       255,846 Ser. 04-4, Class 1A1, 4.768s, 2034                       257,999
        99,649 Ser. 04-8, Class 1A3, 4.699s, 2034                       100,082
    12,144,659 Ser. 04-6, Class 1A, 4.394s, 2034                     12,189,400
    70,001,700 Ser. 05-9, Class AX, IO, 0.492s,
               2035                                                   2,100,051
     3,402,879 Structured Adjustable Rate Mortgage
               Loan Trust 144A  Ser. 04-NP2, Class
               A, 3.37s, 2034                                         3,403,219
               Structured Asset Investment Loan
               Trust
     8,609,622 Ser. 03-BC8, Class A, IO, 6s, 2005                       165,445
     7,091,153 Ser. 03-BC12, Class A, IO, 6s, 2005                       30,652
    11,751,857 Ser. 03-BC13, Class A, IO, 6s, 2005                       50,798
    37,910,598 Ser. 04-1, Class A, IO, 6s, 2005                         540,758
    27,523,740 Ser. 04-3, Class A, IO, 6s, 2005                         665,273
               Structured Asset Securities Corp.
     6,566,000 IFB Ser. 05-6, Class 5A8, 8.3s, 2035                   6,258,409
     8,298,340 Ser. 98-RF3, Class A, IO, 6.1s, 2028                   1,016,547
               Structured Asset Securities Corp.
     2,127,622 Ser. 03-40A, Class 1A, 4.928s, 2034                    2,154,806
     2,565,777 Ser. 04-8, Class 1A1, 4.699s, 2034                     2,586,206
     3,852,647 Ser. 03-26A, Class 2A, 4.561s, 2033                    3,884,872
               Structured Asset Securities Corp.
               144A
     2,599,369 FRB Ser. 03-NP2, Class A2, 3.57s,
               2032                                                   2,599,369
       483,399 FRN Ser. 03-NP3, Class A1, 3.52s,
               2033                                                     483,448
     4,234,000 Terwin Mortgage Trust FRB Ser.
               04-5HE, Class A1B,  3.44s, 2035                        4,230,892
     2,298,000 TIAA Real Estate CDO, Ltd. Ser.
               03-1A, Class E, 8s,  2038 (Cayman
               Islands)                                               2,217,324
               Wells Fargo Home Equity Trust 144A
     1,102,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                       1,046,900
       695,564 Ser. 04-1N, Class A, 5s, 2034                            697,650
     2,367,252 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                       2,367,112
               WFS Financial Owner Trust
       826,000 Ser. 05-1, Class D, 4 1/4s, 2012                         819,280
     1,208,454 Ser. 04-3, Class D, 4.07s, 2012                        1,200,479
       820,000 Ser. 04-4, Class D, 3.58s, 2012                          805,874
       731,320 Ser. 04-1, Class D, 3.17s, 2011                          723,635
       448,570 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     445,135
               Whole Auto Loan Trust 144A
     2,204,803 Ser. 03-1, Class D, 6s, 2010                           2,209,825
     5,587,000 Ser. 04-1, Class D, 5.6s, 2011                         5,576,524
                                                                 --------------
               Total Asset-backed securities
               (cost $741,917,179)                                 $727,236,249

Collateralized mortgage obligations (23.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $815,000 Amresco Commercial Mortgage Funding
               I 144A Ser. 97-C1,  Class H, 7s,
               2029                                                    $841,099
               Banc of America Commercial Mortgage,
               Inc. 144A
       880,000 Ser. 01-PB1, Class K, 6.15s, 2035                        917,385
   196,000,000 Ser. 05-1, Class XW, IO, 0.106s,
               2042                                                   1,179,058
               Banc of America Large Loan 144A
       552,000 FRB Ser. 02-FL2A, Class L1, 5.89s,
               2014                                                     552,172
       190,000 FRN Ser. 02-FL2A, Class K1, 5.39s,
               2014                                                     190,722
       664,000 FRB Ser. 05-BOCA, Class M, 5.054s,
               2016                                                     668,150
       546,000 FRB Ser. 05-BOCA, Class L, 4.654s,
               2016                                                     546,832
       250,000 FRB Ser. 05-BOCA, Class K, 4.304s,
               2016                                                     250,264
       250,000 FRB Ser. 05-BOCA, Class J, 4.054s,
               2016                                                     250,264
       250,000 FRB Ser. 05-BOCA, Class H, 3.904s,
               2016                                                     250,186
   116,070,660 Ser. 03-BBA2, Class X1A, IO, 0.826s,
               2015                                                     471,955
               Banc of America Large Loan FRN
       188,000 Ser. 04-BBA4, Class H, 3.904s, 2018                      188,246
       300,000 Ser. 04-BBA4, Class G, 3.654s, 2018                      300,355
     2,390,000 Banc of America Structured Security
               Trust 144A Ser. 02-X1,  Class A3,
               5.436s, 2033                                           2,495,593
               Bayview Commercial Asset Trust 144A
     2,718,360 FRB Ser. 05-1A, Class A1, 3.32s,
               2035                                                   2,718,360
     9,630,013 Ser. 04-3, IO, 0.775s, 2035                              746,702
    10,896,769 Ser. 05-1A, IO, 0.775s, 2035                             880,680
     9,885,019 Ser. 04-2, IO, 0.72s, 2034                               793,118
       619,000 Bear Stearns Commercial Mortgage
               Securitization Corp.  Ser. 00-WF2,
               Class F, 8.453s, 2032                                    731,678
               Bear Stearns Commercial
               Mortgage Securitization Corp. 144A
     1,400,000 Ser. 04-ESA, Class K, 5.45s, 2016                      1,399,994
     1,034,000 Ser. 04-HS2A, Class G, 4.35s, 2016                     1,033,999
       736,000 Chase Commercial Mortgage Securities
               Corp. Ser. 00-3,  Class A2, 7.319s,
               2032                                                     823,629
               Chase Commercial Mortgage Securities
               Corp. 144A
     5,896,000 Ser. 98-1, Class F, 6.56s, 2030                        6,319,214
     1,502,003 Ser. 98-1, Class G, 6.56s, 2030                        1,609,178
     2,217,000 Ser. 98-1, Class H, 6.34s, 2030                        1,921,760
     7,083,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  Class A3, 6.57s, 2030                    7,362,694
               Commercial Mortgage Acceptance Corp.
               144A
     2,605,530 Ser. 98-C1, Class F, 6.23s, 2031                       2,760,627
       913,530 Ser. 98-C2, Class F, 5.44s, 2030                         927,973
               Commercial Mortgage Pass-Through
               Certificates 144A
     2,628,000 Ser. 01-FL4A, Class D, 3.804s, 2013                    2,608,290
     1,960,000 FRB Ser. 01-J2A, Class A2F, 3.47s,
               2034                                                   1,987,440
    13,599,500 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2033                       14,364,472
     7,975,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    8,394,875
     1,193,000 CS First Boston Mortgage Securities
               Corp. Ser. 97-C2,  Class F, 7.46s,
               2035                                                   1,292,724
               CS First Boston Mortgage Securities
               Corp. 144A
     1,475,000 FRN Ser. 03-TF2A, Class L, 6.954s,
               2014                                                   1,470,053
       414,000 FRB Ser. 04-TF2A, Class J, 3.904s,
               2016                                                     413,976
       391,000 FRB Ser. 05-TFLA, Class J, 3.904s,
               2020                                                     390,999
       391,000 FRB Ser. 05-TFLA, Class H, 3.704s,
               2020                                                     390,999
       825,000 FRB Ser. 04-TF2A, Class H, 3.654s,
               2019                                                     824,954
    83,484,000 Ser. 01-CK1, Class AY, IO, 0.904s,
               2035                                                   3,347,708
     1,316,023 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.071s, 2031                                              31,719
               DLJ Commercial Mortgage Corp.
     2,945,000 Ser. 00-CF1, Class A1B, 7.62s, 2033                    3,323,802
     3,434,000 Ser. 99-CG2, Class B4, 6.1s, 2032                      3,546,765
       575,367 Ser. 98-CF2, Class B3, 6.04s, 2031                       596,405
     2,455,000 DLJ Commercial Mortgage Corp. 144A
               Ser. 99-CG2,  Class B3, 6.1s, 2032                     2,541,983
     1,170,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1, Class A3,  7.76s, 2030                    1,229,242
               Fannie Mae
     4,700,000 IFB Ser. 05-37, Class SU, 18s, 2035                    5,771,345
     3,724,802 IFB Ser. 04-10, Class QC, 16.52s,
               2031                                                   4,209,026
     1,246,915 IFB Ser. 02-36, Class SJ, 12.575s,
               2029                                                   1,297,821
     2,093,000 Ser. 05-45, Class PC, IO, 11 1/4s,
               2035                                                   2,296,649
     2,832,990 IFB Ser. 03-87, Class SP, 10.395s,
               2032                                                   2,818,761
           483 Ser. 92-15, Class L, IO, 10.376s,
               2022                                                       5,154
       928,239 Ser. 04-T3, Class PT1, 9.89s, 2044                     1,024,555
               Fannie Mae
       108,500 Ser. 02-T1, Class A4, 9 1/2s, 2031                       117,929
       900,034 Ser. 02-T4, Class A4, 9 1/2s, 2041                       977,650
     1,149,616 Ser. 02-T6, Class A3, 9 1/2s, 2041                     1,247,020
       554,978 Ser. 02-T12, Class A4, 9 1/2s, 2042                      603,923
     1,516,323 Ser. 03-W6, Class PT1, 9.334s, 2042                    1,649,554
       544,667 Ser. 99-T2, Class A1, 7 1/2s, 2039                       580,824
     3,532,444 Ser. 00-T6, Class A1, 7 1/2s, 2030                     3,748,450
     1,591,149 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,691,100
       907,929 Ser. 01-T3, Class A1, 7 1/2s, 2040                       963,939
    10,579,108 Ser. 01-T4, Class A1, 7 1/2s, 2028                    11,313,368
       108,476 Ser. 01-T5, Class A3, 7 1/2s, 2030                       114,980
    10,121,801 Ser. 01-T7, Class A1, 7 1/2s, 2041                    10,740,740
     1,295,989 Ser. 01-T8, Class A1, 7 1/2s, 2041                     1,375,103
     4,926,431 Ser. 01-T10, Class A2, 7 1/2s, 2041                    5,238,274
     4,800,493 Ser. 01-T12, Class A2, 7 1/2s, 2041                    5,102,045
       755,897 Ser. 02-14, Class A2, 7 1/2s, 2042                       805,155
       789,259 Ser. 02-T1, Class A3, 7 1/2s, 2031                       839,964
       321,811 Ser. 02-T4, Class A3, 7 1/2s, 2041                       342,263
     8,367,831 Ser. 02-T6, Class A2, 7 1/2s, 2041                     8,884,171
       804,828 Ser. 02-T12, Class A3, 7 1/2s, 2042                      856,476
     7,761,963 Ser. 02-T16, Class A3, 7 1/2s, 2042                    8,268,236
     2,822,131 Ser. 02-T18, Class A4, 7 1/2s, 2042                    3,009,717
     8,740,734 Ser. 02-T19, Class A3, 7 1/2s, 2042                    9,321,229
       285,433 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       302,907
     2,393,827 Ser. 02-W3, Class A5, 7 1/2s, 2028                     2,549,821
    10,865,149 Ser. 02-W4, Class A5, 7 1/2s, 2042                    11,566,339
     4,861,324 Ser. 02-W6, Class 2A, 7 1/2s, 2042                     5,182,263
     2,896,334 Ser. 02-W7, Class A5, 7 1/2s, 2029                     3,084,420
     2,519,762 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    2,685,407
     5,693,167 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    6,065,331
       671,011 Ser. 03-W4, Class 4A, 7 1/2s, 2042                       713,233
     1,184,800 Ser. 03-W10, Class 1A1, 7 1/2s, 2032                   1,262,251
     1,971,719 Ser. 04-T2, Class 1A4, 7 1/2s, 2043                    2,113,683
     1,360,688 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                    1,455,303
       111,030 Ser. 04-W2, Class 5A, 7 1/2s, 2044                       118,577
     6,715,156 Ser. 04-W8, Class 3A, 7 1/2s, 2044                     7,185,634
     2,685,041 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    2,869,734
     3,437,276 Ser. 04-W12, Class 1A4, 7 1/2s, 2044                   3,675,626
       695,617 Ser. 04-W14, Class 2A, 7 1/2s, 2044                      744,310
     5,760,175 Ser. 05-W1, Class 1A4, 7 1/2s, 2044                    6,158,980
     2,466,789 IFB Ser. 02-97, Class TW, IO,
               6 1/2s, 2031                                             416,715
       968,519 Ser. 318, Class 2, IO, 6s, 2032                          189,986
    30,287,113 Ser. 03-22, IO, 6s, 2033                               5,622,335
     8,878,561 Ser. 03-58, Class ID, IO, 6s, 2033                     1,639,759
    10,181,982 Ser. 03-31, Class IM, IO, 5 3/4s,
               2032                                                   1,187,219
    56,919,716 Ser. 329, Class 2, IO, 5 1/2s, 2033                   12,013,864
     9,395,214 Ser. 331, Class 1, IO, 5 1/2s, 2032                    1,751,268
    30,542,066 Ser. 333, Class 2, IO, 5 1/2s, 2033                    6,487,004
    31,909,054 Ser. 338, Class 2, IO, 5 1/2s, 2033                    6,768,274
     4,509,842 Ser. 346, Class 2, IO, 5 1/2s, 2033                      935,095
    38,676,255 Ser. 350, Class 2, IO, 5 1/2s, 2034                    8,012,090
               Fannie Mae
     3,473,389 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                      48,627
     7,248,959 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                     446,775
     9,417,909 Ser. 03-26, Class OI, IO, 5 1/2s,
               2032                                                   1,500,772
       538,000 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                     136,485
     6,286,817 Ser. 03-71, Class IE, IO, 5 1/2s,
               2033                                                   1,228,099
    18,064,375 IFB Ser. 03-118, Class SF, IO,
               5.08s, 2033                                            2,115,519
     2,701,719 IFB Ser. 02-36, Class QH, IO, 5.03s,
               2029                                                      79,110
     3,919,808 Ser. 03-24, Class UI, IO, 5s, 2031                       571,098
     7,583,174 Ser. 343, Class 25, IO, 4 1/2s, 2018                   1,154,748
     4,274,623 Ser. 343, Class 26, IO, 4 1/2s, 2018                     674,097
    12,056,511 IFB Ser. 03-122, Class SA, IO,
               4.08s, 2028                                              896,578
    12,804,815 IFB Ser. 03-122, Class SJ, IO,
               4.08s, 2028                                              944,735
    11,521,730 Ser. 05-45, Class PL, IO, 3 3/4s,
               2035                                                     988,564
     5,497,627 IFB Ser. 05-17, Class ES, IO, 3.73s,
               2035                                                     564,366
     2,581,934 IFB Ser. 05-17, Class SY, IO, 3.73s,
               2035                                                     254,563
     7,673,302 IFB Ser. 05-29, Class SD, IO, 3.73s,
               2035                                                     623,456
     8,591,019 IFB Ser. 05-17, Class SA, IO, 3.68s,
               2035                                                     745,003
     9,509,496 IFB Ser. 05-17, Class SE, IO, 3.68s,
               2035                                                     771,161
     9,794,057 IFB Ser. 05-23, Class SG, IO, 3.68s,
               2035                                                     703,948
    12,610,989 IFB Ser. 05-29, Class SX, IO, 3.68s,
               2035                                                     937,942
     7,200,000 FRB Ser. 05-45, Class DC, 3.26s,
               2030                                                   8,134,560
    10,723,063 Ser. 03-W12, Class 2, IO, 2.215s,
               2043                                                     523,770
    42,226,677 Ser. 03-W10, Class 1, IO, 1.985s,
               2043                                                   2,005,767
    15,965,478 Ser. 03-W10, Class 3, IO, 1.952s,
               2043                                                     793,285
    76,132,103 Ser. 03-W8, Class 12, IO, 1.639s,
               2042                                                   2,937,902
    15,657,278 Ser. 03-W3, Class 2IO2, IO, 1.542s,
               2042                                                     114,592
     1,411,552 Ser. 03-W10, Class 1A, IO, 1.525s,
               2043                                                      29,113
    19,006,679 Ser. 03-W6, Class 11, IO, 1.508s,
               2042                                                     144,307
     1,667,821 Ser. 03-W10, Class 3A, IO, 1.503s,
               2043                                                      35,962
    19,126,213 Ser. 03-W17, Class 12, IO, 1.159s,
               2033                                                     528,910
     2,225,510 Ser. 03-W19, IO, 1.11s, 2033                              55,300
    41,477,893 Ser. 03-49, Class SV, IO, 1s, 2033                     1,263,188
   122,562,758 Ser. 03-T2, Class 2, IO, 0.946s,
               2042                                                   2,258,908
    40,945,628 Ser. 03-W8, Class 11, IO, 0.863s,
               2042                                                      69,068
    30,655,979 Ser. 03-W6, Class 51, IO, 0.68s,
               2042                                                     445,183
    44,370,787 Ser. 03-W3, Class 2IO1, IO, 0.672s,
               2042                                                     643,415
    56,231,465 Ser. 03-18, Class X1, IO, 0.662s,
               2042                                                     985,158
    17,381,817 Ser. 03-W6, Class 21, IO, 0.658s,
               2042                                                      10,280
    58,381,166 Ser. 01-T12, Class IO, 0.57s, 2041                       671,033
     7,671,023 Ser. 01-50, Class B1, IO, 0.475s,
               2041                                                      69,936
    67,095,089 Ser. 03-W2, Class 1, IO, 0.469s,
               2042                                                     628,773
    31,398,989 Ser. 02-T4, IO, 0.45s, 2041                              272,893
    42,688,536 Ser. 03-W3, Class 1, IO, 0.434s,
               2042                                                     403,767
    45,085,180 Ser. 02-T1, Class IO, IO, 0.422s,
               2031                                                     391,898
    43,912,085 Ser. 03-W6, Class 3, IO, 0.365s,
               2042                                                     350,208
    46,165,978 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                     329,877
    30,153,431 Ser. 352, Class 1, Principal Only
               (PO), zero %, 2034                                    23,943,369
    81,457,827 Ser. 353, Class 1, PO, zero %, 2034                   61,563,217
    12,151,227 Ser. 354, Class 1, PO, zero %, 2034                    9,635,909
       196,848 Ser. 03-34, Class P1, PO, zero %,
               2043                                                     138,458
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
       572,343 Ser. T-42, Class A6, 9 1/2s, 2042                        622,415
     1,143,587 Ser. T-41, Class 3A, 7 1/2s, 2032                      1,215,043
     2,127,586 Ser. T-42, Class A5, 7 1/2s, 2042                      2,265,180
     3,547,990 Ser. T-51, Class 2A, 7 1/2s, 2042                      3,768,482
     7,939,632 Ser. T-57, Class 1A3, 7 1/2s, 2043                     8,470,595
     2,885,394 Ser. T-58, Class 4A, 7 1/2s, 2043                      3,073,959
    10,791,060 Ser. T-60, Class 1A3, 7 1/2s, 2044                    11,533,836
    28,164,535 Ser. T-56, Class A, IO, 1.132s, 2043                     387,262
    28,947,787 Ser. T-56, Class 3, IO, 0.352s, 2043                     306,847
    34,157,840 Ser. T-56, Class 1, IO, 0.285s, 2043                     256,184
    33,150,030 Ser. T-56, Class 2, IO, 0.036s, 2043                      82,875
    15,950,817 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2,  7.77s, 2027                          17,992,958
    44,817,258 First Union National Bank-Bank of
               America Commercial  Mortgage 144A
               Ser. 01-C1, Class 3, IO, 2.009s,
               2033                                                   3,571,375
               First Union-Lehman Brothers
               Commercial  Mortgage Trust II
     3,492,000 Ser. 97-C2, Class F, 7 1/2s, 2029                      4,057,802
     7,964,736 Ser. 97-C1, Class A3, 7.38s, 2029                      8,241,317
     1,800,000 First Union-Lehman Brothers-Bank of
               America 144A Ser. 98-C2,  Class G,
               7s, 2035                                               2,024,595
               Freddie Mac
     6,999,987 IFB Ser. 2763, Class SC, 16.785s,
               2032                                                   7,892,405
     6,600,000 IFB Ser. 2945, Class SA, 6.977s,
               2020                                                   6,548,392
     2,917,323 Ser. 224, IO, 6s, 2033                                   561,731
     6,978,949 IFB Ser. 2927, Class SI, IO, 5.546s,
               2035                                                   1,027,839
     5,135,707 Ser. 223, IO, 5 1/2s, 2032                             1,043,263
    19,552,152 Ser. 226, IO, 5 1/2s, 2034                             4,192,575
     4,702,548 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      98,517
     2,594,654 Ser. 2581, Class IH, IO, 5 1/2s,
               2031                                                     711,786
       823,295 Ser. 2600, Class CI, IO, 5 1/2s,
               2029                                                     197,848
     1,312,030 Ser. 2664, Class UD, IO, 5 1/2s,
               2028                                                     262,549
     8,167,713 Ser. 2437, Class SB, IO, 5.046s,
               2032                                                     725,293
    81,762,126 Ser. 227, IO, 5s, 2034                                19,597,189
     2,620,194 Ser. 2676, Class IK, IO, 5s, 2020                        458,972
     6,951,803 Ser. 2469, Class SH, IO, 4.546s,
               2032                                                     538,765
     7,633,031 IFB Ser. 2828, Class GI, IO, 4.546s,
               2034                                                     974,494
     4,152,140 IFB Ser. 2869, Class SH, IO, 4.346s,
               2034                                                     383,846
    20,080,128 IFB Ser. 2869, Class JS, IO, 4.296s,
               2034                                                   1,825,969
     4,250,482 IFB Ser. 2882, Class SL, IO, 4.246s,
               2034                                                     442,697
    10,967,106 IFB Ser. 2594, Class OS, IO, 4.096s,
               2032                                                     738,567
     7,188,332 IFB Ser. 2815, Class PT, IO, 4.096s,
               2032                                                     660,428
    21,912,834 IFB Ser. 2962, Class BS, IO, 3.83s,
               2035                                                   1,492,812
     5,539,937 IFB Ser. 2927, Class ES, IO, 3.746s,
               2035                                                     464,872
     7,656,086 IFB Ser. 2950, Class SM, IO, 3.746s,
               2016                                                     583,777
     2,721,797 IFB Ser. 2947, Class US, IO, 3.696s,
               2035                                                     142,044
     2,344,820 Ser. 2696, PO, zero %, 2033                            1,732,295
     3,972,198 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 5.204s, 2014                         3,977,163
               GMAC Commercial Mortgage Securities, Inc.
       488,000 Ser. 99-C3, Class F, 8.032s, 2036                        518,278
       773,980 Ser. 01-C2, Class A1, 6 1/4s, 2034                       808,268
     7,723,000 Ser. 03-C2, Class A2, 5.446s, 2040                     8,091,928
     2,237,000 Ser. 04-C2, Class A4, 5.301s, 2038                     2,307,242
               GMAC Commercial Mortgage Securities,
               Inc. 144A
     2,095,341 Ser. 99-C3, Class G, 6.974s, 2036                      1,676,929
       484,591 FRN Ser. 02-FL1A, Class D, 5.66s,
               2014                                                     483,992
               Government National Mortgage
               Association
     4,834,176 IFB Ser. 03-114, Class SP, 11.04s,
               2027                                                   4,974,512
     4,936,460 Ser. 05-13, Class MI, IO, 5 1/2s,
               2032                                                     770,849
     5,694,316 Ser. 05-13, Class PI, IO, 5 1/2s,
               2033                                                     925,326
     9,722,140 IFB Ser. 04-86, Class SW, IO, 3.76s,
               2034                                                     716,851
    22,147,365 IFB Ser. 05-28, Class SA, IO, 3.35s,
               2035                                                   1,180,040
     1,735,573 Ser. 98-2, Class EA, PO, zero %,
               2028                                                   1,461,950
       244,502 Ser. 99-31, Class MP, PO, zero %,
               2029                                                     214,424
       748,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 6.204s,
               2015                                                     752,208
     1,200,000 Guggenheim Structured Real Estate
               Funding, Ltd. 144A  Ser. 05-1, Class
               D, 5s, 2030                                            1,198,596
               JP Morgan Chase Commercial
               Mortgage Securities Corp. 144A
    33,032,580 Ser. 04-FL1A, Class X1A, IO, 0.929s,
               2019                                                     269,216
    47,288,000 Ser. 05-LDP1, Class X1, IO, 0.039s,
               2046                                                     453,965
               LB Commercial Conduit Mortgage Trust
               144A
       926,463 Ser. 99-C1, Class F, 6.41s, 2031                         963,811
       991,777 Ser. 99-C1, Class G, 6.41s, 2031                         953,340
       784,000 Ser. 98-C4, Class G, 5.6s, 2035                          773,946
     1,328,000 Ser. 98-C4, Class H, 5.6s, 2035                        1,217,556
   190,344,000 LB-UBS Commercial Mortgage Trust
               144A Ser. 05-C2,  Class XCL, IO,
               0.102s, 2030                                           2,190,576
               Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
     2,250,000 FRB Ser. 03-LLFA, Class L, 6.7s,
               2014                                                   2,174,131
       826,000 FRB Ser. 04-LLFA, Class H, 3.904s,
               2017                                                     829,139
     1,126,726 FRB Ser. 03-C4, Class A, 3.51s, 2015                   1,129,543
               Merrill Lynch Mortgage Investors, Inc.
       826,000 Ser. 98-C3, Class E, 7.143s, 2030                        913,523
       277,675 Ser. 96-C2, Class A3, 6.96s, 2028                        284,464
     6,026,258 Ser. 96-C2, Class JS, IO, 2.13s,
               2028                                                     260,352
               Mezz Cap Commercial Mortgage Trust
               144A
     4,222,696 Ser. 04-C1, Class X, IO, 6.18s, 2037                   1,825,656
     1,998,816 Ser. 04-C2, Class X, IO, 5.186s,
               2040                                                     778,289
               Morgan Stanley Capital I 144A
     1,400,000 Ser. 96-C1, Class E, 7.39s, 2028                       1,430,579
       498,000 Ser. 98-HF1, Class F, 7.18s, 2030                        532,612
     1,350,000 Ser. 04-RR, Class F5, 6s, 2039                         1,161,092
     2,030,000 Ser. 04-RR, Class F6, 6s, 2039                         1,686,742
    65,056,000 Ser. 05-HQ5, Class X1, IO, 0.047s,
               2042                                                     543,803
     1,455,593 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2,  Class A1, 6.96s, 2033                   1,529,028
               Morgan Stanley Dean Witter Capital I
               144A
       558,200 FRB Ser. 01-XLF, Class D, 4.39s,
               2013                                                     563,343
       817,692 FRB Ser. 01-XLF, Class E, 4.34s,
               2013                                                     825,229
     1,389,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E,  7.262s, 2030                    1,489,814
               PNC Mortgage Acceptance Corp. 144A
     4,971,000 Ser. 99-CM1, Class B3, 7.1s, 2032                      5,361,258
       309,000 Ser. 00-C1, Class J, 6 5/8s, 2010                        287,733
     1,290,000 Ser. 00-C2, Class J, 6.22s, 2033                       1,327,023
               Pure Mortgages 144A
     3,491,000 FRB Ser. 04-1A, Class F, 6.132s,
               2034 (Ireland)                                         3,494,491
     1,374,000 Ser. 04-1A, Class E, 3.882s, 2034
               (Ireland)                                              1,375,374
     2,442,363 QUIZNOS 144A Ser. 05-1, 7.3s, 2025                     2,440,356
               Salomon Brothers Mortgage Securities
               VII
     1,763,393 Ser. 96-C1, Class E, 8.421s, 2028                      1,783,851
           124 Ser. 00-C2, Class A1, 7.298s, 2033                           125
    10,447,274 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 1.06s, 2015                                          195,918
     2,041,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F,  4.395s, 2020                     2,042,225
               Starwood Asset Receivables Trust
               144A
       989,086 FRB Ser. 03-1A, Class F, 4.12s, 2022                     989,977
     1,252,238 FRB Ser. 03-1A, Class E, 4.07s, 2022                   1,253,365
               STRIPS 144A
       993,000 Ser. 03-1A, Class L, 5s, 2018
               (Cayman Islands)                                         862,818
       673,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         564,849
       443,000 Ser. 04-1A, Class L, 5s, 2018
               (Cayman Islands)                                         389,663
       372,394 TIAA Real Estate CDO, Ltd. Ser.
               01-C1A, Class A1, 5.77s, 2016                            375,069
     8,696,000 Wachovia Bank Commercial Mortgage
               Trust Ser. 05-C17,  Class A4,
               5.083s, 2042                                           8,858,876
       944,000 Wachovia Bank Commercial Mortgage
               Trust 144A FRB  Ser. 05-WL5A, Class
               L, 6.254s, 2018                                          931,284
       219,000 Washington Mutual Asset Securities
               Corp. 144A Ser. 05-C1A,  Class G,
               5.72s, 2014                                              218,461
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $648,732,008)                     $627,385,465

Corporate bonds and notes (14.8%) (a)
Principal amount                                                          Value

Basic Materials (0.6%)
-------------------------------------------------------------------------------
    $1,850,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                  $2,115,240
        70,000 Dow Chemical Co. (The) notes 6s,
               2012                                                      75,813
     1,950,000 Dow Chemical Co. (The) Pass Through
               Trust 144A company guaranty 4.027s,
               2009                                                   1,901,147
       615,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                            596,011
       970,000 Georgia-Pacific Corp. sr. notes 8s,
               2014                                                   1,037,900
     1,585,000 ICI Wilmington, Inc. company
               guaranty 5 5/8s, 2013                                  1,609,146
       915,000 International Paper Co. notes 5.3s,
               2015                                                     905,238
       570,000 Lubrizol Corp. (The) sr. notes
               5 1/2s, 2014                                             579,597
       830,000 Newmont Mining Corp. notes 5 7/8s,
               2035                                                     833,199
       670,000 Potash Corp. of Saskatchewan notes
               7 3/4s, 2011 (Canada)                                    772,896
       770,000 Praxair, Inc. notes 6 3/8s, 2012 (S)                     854,757
     1,310,000 Weyerhaeuser Co. debs. 7.95s, 2025                     1,533,054
       860,000 Weyerhaeuser Co. debs. 7 1/8s, 2023                      943,761
     1,225,000 Weyerhaeuser Co. notes 6 3/4s, 2012                    1,307,735
       335,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 370,742
       615,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                                 628,056
                                                                 --------------
                                                                     16,064,292

Capital Goods (0.6%)
-------------------------------------------------------------------------------
       105,000 Boeing Capital Corp. sr. notes 6.1s,
               2011                                                     112,699
       990,000 Boeing Co. (The) debs. 6 7/8s, 2043                    1,203,218
       225,000 Bunge, Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      265,552
     1,165,000 Bunge, Ltd. Finance Corp. company
               guaranty 4 3/8s, 2008                                  1,161,477
       705,000 Bunge, Ltd. Finance Corp. notes
               5 7/8s, 2013                                             745,750
       380,000 Litton Industries, Inc. sr. notes
               8s, 2009                                                 431,932
     1,680,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                   2,331,675
     1,900,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  2,137,012
       825,000 Raytheon Co. debs. 7s, 2028                              972,172
        15,000 Raytheon Co. debs. 6 3/4s, 2018                           17,003
       797,000 Raytheon Co. debs. 6s, 2010                              850,332
     1,410,000 Raytheon Co. notes 8.3s, 2010                          1,628,457
     1,105,000 Raytheon Co. notes 4.85s, 2011                         1,113,227
     1,315,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                   1,338,629
     1,600,000 United Technologies Corp. notes
               4 7/8s, 2015                                           1,601,854
     1,020,000 Waste Management, Inc. sr. notes
               7 3/8s, 2010                                           1,141,701
                                                                 --------------
                                                                     17,052,690

Communication Services (1.6%)
-------------------------------------------------------------------------------
     1,135,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                  1,205,427
       345,000 AT&T Wireless Services, Inc. notes
               8 1/8s, 2012                                             407,889
     2,000,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                     2,727,508
     1,670,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     1,921,419
     1,800,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           2,042,644
       910,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                       848,575
     2,165,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Germany)                                              2,510,863
     2,615,000 Deutsche Telekom International
               Finance BV company guaranty  8 3/4s,
               2030 (Germany)                                         3,512,023
       920,000 France Telecom notes 8 3/4s, 2031
               (France)                                               1,245,526
     3,785,000 France Telecom notes 7 3/4s, 2011
               (France)                                               4,362,001
       500,000 SBC Communications, Inc. notes 5.1s,
               2014                                                     500,227
     1,800,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,031,766
     1,565,000 Sprint Capital Corp. company
               guaranty 6.9s, 2019                                    1,748,729
     4,930,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  5,497,354
       400,000 Telecom Italia Capital SA company
               guaranty 6 3/8s,  2033 (Luxembourg)                      417,051
     1,575,000 Telecom Italia Capital SA company
               guaranty 5 1/4s,  2013 (Luxembourg)                    1,577,867
     1,810,000 Telecom Italia Capital SA 144A
               company guaranty 4s,  2010
               (Luxembourg)                                           1,744,768
       725,000 Telefonica Europe BV company
               guaranty 8 1/4s, 2030 (Netherlands)                      981,137
       390,000 Verizon Global Funding Corp. notes
               7 3/4s, 2030 (S)                                         485,284
     2,495,000 Verizon New England, Inc. sr. notes
               6 1/2s, 2011                                           2,696,239
     1,050,000 Verizon New Jersey, Inc. debs. 8s,
               2022                                                   1,267,426
     1,420,000 Verizon Virginia, Inc. debs. Ser. A,
               4 5/8s, 2013                                           1,374,211
     1,390,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                  1,826,940
                                                                 --------------
                                                                     42,932,874

Conglomerates (0.2%)
-------------------------------------------------------------------------------
     1,670,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                        1,958,803
     1,947,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    2,137,528
                                                                 --------------
                                                                      4,096,331

Consumer Cyclicals (1.2%)
-------------------------------------------------------------------------------
     1,770,000 Cendant Corp. notes 6 1/4s, 2010                       1,867,476
     2,150,000 Cendant Corp. sr. notes 7 3/8s, 2013
               (S)                                                    2,403,184
       495,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 537,682
     1,335,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   1,334,192
     5,550,000 DaimlerChrysler NA Holding Corp.
               company guaranty  7.2s, 2009                           5,881,946
       400,000 DaimlerChrysler NA Holding Corp.
               company guaranty  6 1/2s, 2013                           409,000
     2,035,000 Ford Motor Co. debs. 9.98s, 2047                       1,895,662
     5,185,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           4,987,929
     2,265,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         1,905,855
     1,435,000 General Motors Acceptance Corp. FRN
               Ser. MTN, 4.05s, 2007                                  1,369,890
       630,000 General Motors Acceptance Corp.
               notes 6 7/8s, 2012                                       542,715
     1,105,000 GTECH Holdings Corp. notes 4 3/4s,
               2010                                                   1,093,331
       515,000 Harrah's Operating Co., Inc. company
               guaranty 8s, 2011                                        587,699
     1,790,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   2,060,767
       990,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   1,029,600
     1,570,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010                                    1,648,108
       440,000 May Department Stores Co. (The)
               notes 5 3/4s, 2014                                       455,591
       465,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       505,688
       555,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           600,788
                                                                 --------------
                                                                     31,117,103

Consumer Staples (1.6%)
-------------------------------------------------------------------------------
     1,245,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031 (S)                                               1,517,155
       505,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    613,077
       450,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                        486,185
       145,000 Clear Channel Communications, Inc.
               sr. notes 5 3/4s, 2013 (S)                               141,445
       660,000 ConAgra Foods, Inc. notes 7 7/8s,
               2010                                                     761,015
       910,000 ConAgra Foods, Inc. notes 6 3/4s,
               2011                                                   1,012,959
       445,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                             500,063
     1,280,000 Cox Communications, Inc. 144A notes
               5.45s, 2014                                            1,275,187
       885,000 Cox Enterprises, Inc. 144A notes
               7 7/8s, 2010                                             991,465
       645,000 Cox Enterprises, Inc. 144A notes
               4 3/8s, 2008                                             639,181
     1,023,039 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,088,248
     1,945,000 Delhaize America, Inc. company
               guaranty 8 1/8s, 2011                                  2,144,189
     1,110,000 Diageo PLC company guaranty 8s, 2022                   1,475,250
     2,740,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   2,943,176
     4,795,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           5,194,476
     4,365,000 Kraft Foods, Inc. notes 6 1/4s, 2012                   4,741,438
     2,160,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                           2,222,357
     1,070,000 News America Holdings, Inc. debs.
               7 3/4s, 2045                                           1,278,103
       975,000 News America, Inc. debs. 7 1/4s,
               2018                                                   1,122,906
       525,000 TCI Communications, Inc. debs. 9.8s,
               2012                                                     668,906
     2,290,000 TCI Communications, Inc. debs.
               8 3/4s, 2015                                           2,920,513
     1,820,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           2,147,422
       960,000 Time Warner Entertainment Co., LP
               debs. 8 3/8s, 2023                                     1,207,834
     1,180,000 Time Warner, Inc. debs. 9.15s, 2023                    1,587,157
     3,795,000 Time Warner, Inc. debs. 9 1/8s, 2013                   4,764,361
       685,000 Turner Broadcasting System, Inc. sr.
               notes 8 3/8s, 2013                                       829,912
                                                                 --------------
                                                                     44,273,980

Energy (0.3%)
-------------------------------------------------------------------------------
       735,000 Buckeye Partners, LP notes 5.3s,
               2014                                                     741,500
       735,000 Enbridge Energy Partners, LP sr.
               notes 5.35s, 2014                                        735,885
       755,000 Forest Oil Corp. sr. notes 8s, 2011                      819,175
     3,120,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       3,187,237
       840,000 Noble Affiliates, Inc. sr. notes 8s,
               2027                                                   1,063,942
       770,000 Sunoco, Inc. notes 4 7/8s, 2014                          765,663
                                                                 --------------
                                                                      7,313,402

Financial (5.7%)
-------------------------------------------------------------------------------
     1,695,000 Allfirst Financial, Inc. sub. notes
               7.2s, 2007                                             1,796,713
     4,265,000 Associates First Capital Corp. debs.
               6.95s, 2018                                            4,998,107
     5,285,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      6,029,223
     2,070,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           2,376,331
     1,350,000 Bank of America Corp. sr. notes
               5 3/8s, 2014                                           1,406,531
     2,415,000 Bank of America Corp. sub. notes
               7 3/4s, 2015                                           2,952,898
     5,540,000 Bank of America Corp. sub. notes
               7.4s, 2011                                             6,302,393
       735,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                711,059
       515,000 Bank One Corp. sub. notes 5 1/4s,
               2013                                                     526,837
     5,325,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                   5,986,386
       980,000 Block Financial Corp. notes 5 1/8s,
               2014                                                     965,529
     3,675,000 Bosphorus Financial Services, Ltd.
               144A sec. FRN 4.81s, 2012 (Cayman
               Islands)                                               3,674,206
       250,000 Capital One Bank notes 6 1/2s, 2013                      270,427
       735,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             741,114
       775,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    825,105
     1,035,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010 (R)                             1,027,143
       155,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                     180,156
       210,000 CIT Group, Inc. sr. notes 5s, 2015                       207,878
     4,825,000 CIT Group, Inc. sr. notes 5s, 2014
               (S)                                                    4,801,348
     3,430,000 Citigroup, Inc. debs. 6 5/8s, 2028                     3,909,154
     4,379,000 Citigroup, Inc. sub. notes 5s, 2014                    4,407,910
       870,000 Colonial Properties Trust notes
               6 1/4s, 2014 (R)                                         914,766
     2,240,000 Countrywide Home Loans, Inc. company
               guaranty Ser. MTNL,  4s, 2011                          2,143,660
     1,040,000 Credit Suisse First Boston USA, Inc.
               notes 4 7/8s, 2015                                     1,029,767
       600,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010 (R)                                   590,015
     2,400,000 Equity One, Inc. company guaranty
               3 7/8s, 2009 (R)                                       2,302,799
       735,000 ERP Operating, LP notes 6.584s, 2015                     808,188
     4,955,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           5,288,702
        65,000 FleetBoston Financial Corp. sub.
               notes 7 3/8s, 2009                                        72,566
     5,215,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             6,279,063
     2,165,000 Fund American Cos. Inc. notes
               5 7/8s, 2013 (S)                                       2,223,090
     1,000,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                   1,193,386
     1,190,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                       1,279,292
       280,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                  303,141
     2,315,000 Goldman Sachs Group, Inc. (The)
               notes 5 1/8s, 2015                                     2,311,942
     2,020,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                     1,985,234
       790,000 Greenpoint Capital Trust I company
               guaranty 9.1s, 2027                                      901,931
     1,300,000 Hartford Financial Services Group,
               Inc. (The) sr. notes 7.9s, 2010                        1,472,731
       985,000 Heritage Property Investment Trust
               company guaranty 5 1/8s,  2014 (R)                       968,241
     2,585,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       2,815,675
       855,000 Household Finance Corp. notes 8s,
               2010                                                     988,505
     5,330,000 Household Finance Corp. notes 7s,
               2012                                                   6,012,688
       710,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 724,764
       660,000 HRPT Properties Trust notes 6 1/4s,
               2016 (R)                                                 705,586
     2,930,000 HSBC Finance Corp. notes 6 3/4s,
               2011                                                   3,242,227
     1,575,000 HSBC Finance Corp. notes 5 1/4s,
               2015                                                   1,594,798
     2,530,000 International Lease Finance Corp.
               FRN Ser. MTNP, 3.541s, 2010                            2,524,092
     3,270,000 International Lease Finance Corp.
               notes 4 3/4s, 2012                                     3,213,717
     1,290,000 International Lease Finance Corp.
               unsub. 4 3/4s, 2009                                    1,293,749
       305,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         340,418
     1,395,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               1,437,821
     1,090,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                       1,259,543
     2,195,000 JPMorgan Chase & Co. sub. notes
               5 1/8s, 2014                                           2,215,181
       655,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013 (R)                                          659,093
        30,000 Lehman Brothers Holdings, Inc. notes
               4 1/4s, 2010                                              29,595
     1,275,000 Lehman Brothers Holdings, Inc. notes
               Ser. MTNG, 4.8s, 2014                                  1,261,055
     5,380,000 Liberty Mutual Group 144A notes
               6 1/2s, 2035                                           5,214,474
       630,000 Loews Corp. notes 5 1/4s, 2016                           621,757
       955,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     963,284
       665,000 MetLife, Inc. sr. notes 6 1/8s, 2011                     719,988
     1,060,000 Morgan Stanley Dean Witter & Co. sr.
               notes 6 3/4s, 2011                                     1,170,798
       105,000 National City Bank bonds 4 5/8s,
               2013                                                     103,740
     2,795,000 National City Bank sub. notes
               Ser. BKNT, 6 1/4s, 2011                                3,050,647
       815,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       839,320
       965,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                    1,092,979
     1,575,000 PNC Funding Corp. bonds 5 1/4s, 2015
               (S)                                                    1,606,905
     1,580,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008 (Puerto Rico)                       1,553,786
     2,660,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                2,755,837
     1,435,000 Protective Life Corp. notes 4.3s,
               2013 (S)                                               1,381,050
     1,555,000 Prudential Holdings, LLC 144A bonds
               8.695s, 2023                                           2,017,986
       870,000 Simon Property Group, LP notes
               5 5/8s, 2014 (R) (S)                                     890,208
     1,490,000 Steers Delaware Business Trust 144A
               notes 5.565s, 2005                                     1,503,634
     2,080,000 Suncorp-Metway, Ltd. 144A notes FRN
               3 1/2s, 2013 (Australia)                               2,030,825
     5,000,000 UBS AG/Jersey Branch FRN 6.05s, 2008
               (Jersey)                                               5,175,000
     3,545,000 Wachovia Bank NA sub. notes 4 7/8s,
               2015                                                   3,537,938
       695,000 Wachovia Corp. sub. notes 5 1/4s,
               2014                                                     711,813
       245,000 Washington Mutual Capital Trust I
               sr. notes 5s, 2012                                       248,206
                                                                 --------------
                                                                    153,673,644

Health Care (0.3%)
-------------------------------------------------------------------------------
     3,225,000 American Home Products Corp. notes
               6.95s, 2011                                            3,590,496
     1,320,000 Bayer Corp. 144A FRB 6.2s, 2008                        1,382,502
       439,000 HCA, Inc. notes 6.91s, 2005                              440,548
       605,000 HCA, Inc. sr. notes 6.95s, 2012                          630,668
       530,000 Hospira, Inc. notes 5.9s, 2014                           560,566
       685,000 WellPoint, Inc. 144A notes 5s, 2014                      690,162
       685,000 WellPoint, Inc. 144A notes 4 1/4s,
               2009                                                     675,662
        10,000 Wyeth notes 5 1/2s, 2013                                  10,356
                                                                 --------------
                                                                      7,980,960

Technology (0.1%)
-------------------------------------------------------------------------------
     1,210,000 Computer Associates International,
               Inc. 144A sr. notes 5 5/8s, 2014                       1,203,303
       630,000 Motorola, Inc. notes 7 5/8s, 2010                        716,226
     1,290,000 Motorola, Inc. notes 4.608s, 2007                      1,299,078
       915,000 SunGard Data Systems, Inc. bonds
               4 7/8s, 2014                                             748,854
                                                                 --------------
                                                                      3,967,461

Transportation (0.4%)
-------------------------------------------------------------------------------
     2,189,863 Continental Airlines, Inc.
               pass-through certificates Ser.
               97-4A,  6.9s, 2018                                     2,140,591
       600,887 Continental Airlines, Inc.
               pass-through certificates Ser.
               98-1A, 6.648s, 2017                                      570,843
     1,275,000 CSX Corp. notes 6 3/4s, 2011                           1,407,942
       495,000 CSX Corp. notes 6 1/4s, 2008                             523,810
     3,010,000 Norfolk Southern Corp. notes 7.05s,
               2037                                                   3,620,606
       155,000 Norfolk Southern Corp. sr. notes
               6 3/4s, 2011                                             172,248
       146,894 Northwest Airlines Corp.
               pass-through certificates Ser.
               99-2A,  7.575s, 2019                                     146,041
     2,200,000 Union Pacific Corp. notes 6.65s,
               2011                                                   2,410,085
       470,000 Union Pacific Corp. 144A
               pass-through certificates 5.214s,
               2014                                                     475,692
                                                                 --------------
                                                                     11,467,858

Utilities & Power (2.2%)
-------------------------------------------------------------------------------
       875,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     903,810
       840,000 AEP Texas North Co. sr. notes
               Ser. B, 5 1/2s, 2013                                     872,203
     1,115,000 Atmos Energy Corp. notes 4.95s, 2014
               (S)                                                    1,102,305
     1,220,000 Beaver Valley II Funding debs. 9s,
               2017                                                   1,460,328
       380,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             409,349
     1,035,000 Carolina Power & Light Co. 1st mtge.
               5.7s, 2035                                             1,060,686
     1,735,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     1,967,497
       670,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes Ser. D, 7.88s,
               2017                                                     816,600
       650,000 Consolidated Natural Gas Co. sr.
               notes 5s, 2014                                           647,384
       290,000 Consumers Energy Co. 1st mtge.
               5.65s, 2020                                              294,591
     3,185,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                   3,249,257
     1,035,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 5/8s, 2013                                 1,061,060
       640,000 Detroit Edison Co. 144A 1st mtge.
               5.45s, 2035                                              638,164
     2,035,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           2,045,704
       125,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                              134,249
     1,630,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                           1,921,020
     1,285,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                            1,423,262
       825,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             874,661
       680,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         729,021
       785,000 Kinder Morgan, Inc. notes 5.15s,
               2015                                                     780,190
     2,095,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                           2,284,577
     1,950,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     1,954,733
       345,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       334,255
     2,940,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   2,962,238
       980,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     998,958
     1,118,000 Nevada Power Co. 2nd mtge. 9s, 2013                    1,232,595
       370,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                       358,900
     1,760,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  2,032,260
     2,635,000 Northern States Power Co. 1st mtge.
               Ser. B, 8s, 2012                                       3,173,083
       490,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       598,334
     2,405,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     2,615,377
     1,590,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                            1,710,998
       715,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               709,500
     1,570,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,639,193
     1,080,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                   1,103,127
     1,705,658 Power Receivable Finance, LLC 144A
               sr. notes 6.29s, 2012 (S)                              1,768,324
       790,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            854,639
       785,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     784,658
     1,130,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                             1,193,214
     1,605,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                             1,746,744
       995,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                           1,119,321
     1,010,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                         1,090,199
     1,285,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                         1,300,911
       470,000 Southern California Edison Co. 1st
               mtge. 5s, 2016                                           469,850
       875,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     980,305
       440,000 TGT Pipeline Co. 144A notes 5 1/2s,
               2017                                                     449,114
       235,965 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                      2
                                                                 --------------
                                                                     57,856,750
                                                                 --------------
               Total Corporate bonds and notes
               (cost $387,951,803)                                 $397,797,345

Municipal bonds and notes (0.2%) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
    $1,075,000 IL State G.O. Bonds, 5.1s, 6/1/33     Aa3             $1,058,714
     1,795,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC, 4.252s, 1/1/16         Aaa              1,736,860
     1,770,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              Aa3              1,935,814
                                                                 --------------
               Total Municipal bonds and notes
               (cost $4,640,000)                                     $4,731,388

Short-term investments (21.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $15,000,000 Citigroup Global Markets Holdings,
               Inc. for an effective  yield of
               2.97%, June 13, 2005                                 $14,946,788
    50,000,000 CRC Funding, LLC for an effective
               yield of 3.01%, June 7, 2005                          49,845,319
    40,000,000 Curzon Funding, LLC for an effective
               yield of 2.90%,  May 11, 2005                         39,967,778
    45,000,000 Ranger Funding Co., LLC for an
               effective yield of 2.91%,  May 16,
               2005                                                  44,945,437
     4,395,000 U.S. Treasury Bill zero %, June 30,
               2005 (SEG)                                             4,374,875
    17,915,061 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 2.80% to
               3.15% and due  dates ranging from
               May 2, 2005 to June 24, 2005 (d)                      17,908,748
   403,359,054 Putnam Prime Money Market (e)                        403,359,054
                                                                 --------------
               Total Short-term investments
               (cost $575,347,999)                                 $575,347,999
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,643,189,379)                             $3,628,112,216
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,680,841,402.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2005. Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd. and are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $771,000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at April 30, 2005.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 2005.

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.



Futures contracts outstanding at April 30, 2005 (Unaudited)

                                                                                           Unrealized
                                         Number of                         Expiration     appreciation/
                                         contracts        Value               date       (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                                 32        $3,535,000            Jun-05           $51,186
Euro 90 day (Long)                           21         5,070,188            Jun-05           (16,320)
Euro 90 day (Long)                           20         4,812,750            Sep-05           (14,592)
Euro 90 day (Long)                           20         4,803,250            Dec-05           (11,317)
Euro 90 day (Long)                           11         2,638,350            Mar-06             1,884
U.S. Treasury Bond (Long)                 3,650       419,179,688            Jun-05         5,864,562
U.S. Treasury Note
5 yr (Long)                                 386        41,862,907            Jun-05           440,309
U.S. Treasury Note
5 yr (Short)                                274        29,716,156            Jun-05              (820)
U.S. Treasury Note
10 yr (Short)                               920       102,508,125            Jun-05        (1,195,243)
------------------------------------------------------------------------------------------------------
                                                                                           $5,119,649
------------------------------------------------------------------------------------------------------



TBA sale commitments outstanding at April 30, 2005 (Unaudited)
(proceeds receivable $421,996,011)

                                                        Principal         Settlement
Agency                                                   amount              date            Value
------------------------------------------------------------------------------------------------------
FNMA, 6s, May 1, 2035                                 $26,950,000           5/12/05       $27,661,647
FNMA, 5 1/2s, May 1, 2035                              15,100,000           5/12/05        15,246,281
FNMA, 5s, June 1, 2035                                 66,900,000           6/13/05        66,089,881
FNMA, 5s, May 1, 2035                                 151,300,000           5/12/05       149,846,273
FNMA, 5s, May 1, 2020                                     600,000           5/17/05           604,172
FNMA, 4 1/2s, June 1, 2020                            120,500,000           6/16/05       118,993,750
FNMA, 4 1/2s, May 1, 2020                              47,600,000           5/17/05        47,090,533
------------------------------------------------------------------------------------------------------
                                                                                         $425,532,537
------------------------------------------------------------------------------------------------------



Interest rate swap contracts outstanding at April 30, 2005 (Unaudited)

                                                                                           Unrealized
                                                         Notional         Termination     appreciation/
                                                          amount              date       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 12, 2005 to receive semi-annually
the notional amount multiplied by 4.106%
and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.               $134,600,000          1/14/10         $191,047

Agreement with Bank of America, N.A. dated
March 31, 2005 to pay semi-annually the
notional amount multiplied by 4.6375% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                106,100,000          4/6/10        (1,513,073)

Agreement with JP Morgan Chase Bank dated
March 3, 2005 to receive semi-annually the
notional amount multiplied by 4.798% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                            58,900,000          3/7/15           905,302

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                               91,608,000          1/28/24        4,526,163

Agreement with Bank of America, N.A. dated
December 20, 2004 to pay semi-annually the
notional amount multiplied by 3.965% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                 70,599,000         12/22/09          277,424

Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  8,767,000          12/5/05           10,170

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  5,687,000         12/16/05           26,824

Agreement with Credit Suisse First Boston
International dated October 5, 2004 to
receive semi-annually the notional amount
multiplied by 4.624% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.                                               55,240,000          10/7/14           85,478

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                 34,147,400           7/9/06          (90,386)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA and receive
semi-annually the notional amount
multiplied by 5.7756%.                                   54,861,045           8/2/22        6,631,430

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                              61,565,504           8/2/32       (9,093,397)

Agreement with Goldman Sachs Capital
Markets, LP dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.601%.                                               54,861,045          8/12/22        4,902,104

Agreement with Goldman Sachs Capital Markets,
LP dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.                    61,565,504          8/12/32       (6,846,327)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                           72,256,000          12/9/05         (228,055)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.      54,861,045           8/2/22        6,118,139

Agreement with Lehman Brothers Special Financing,
Inc. dated July 31, 2002 to pay semi-annually
the notional amount multiplied by 5.152% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.             53,317,584           8/2/12       (2,487,279)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.      33,294,000          1/26/06          225,824

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.      32,489,000          1/23/06          211,043

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.008% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        32,489,000          1/23/06          211,043

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 2.007% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        17,454,000          1/26/06          117,185

Agreement with Lehman Brothers Special Financing,
Inc. dated December 12, 2003 to pay semi-annually
the notional amount multiplied by 4.579% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        17,662,000         12/16/13         (244,544)

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 4.710% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        14,151,000         12/15/13         (334,625)

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.408% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        10,740,000          1/23/14            8,512

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.419% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        10,740,000          1/23/14              507

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 2.235% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                         3,382,000         12/15/05           11,622

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                    54,861,045          8/12/22        5,011,886

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 4.94%.                              53,317,584          8/13/12       (1,686,617)

Agreement with Morgan Stanley Capital Services,
Inc. dated September 28, 2000 to pay semi-annually
the notional amount multiplied by 6.94% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        28,000,000          10/2/10       (3,605,319)
------------------------------------------------------------------------------------------------------
                                                                                           $3,342,081
------------------------------------------------------------------------------------------------------



Total return swap contracts outstanding at April 30, 2005 (Unaudited)

                                                                                           Unrealized
                                                         Notional         Termination     appreciation/
                                                          amount              date       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Financial Products,
Inc. dated April 22, 2005 to receive at maturity
the notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity the
notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                 $29,935,000          11/1/05          $10,462

Agreement with Citibank dated April 4, 2005 to
pay at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and an accrual of 85 basis points plus
the beginning of the period nominal spread of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive
at maturity the notional amount multiplied by
the nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor.                                         30,010,000           6/1/05           85,787


Agreement with Deutsche Bank AG dated
April 13, 2005 to pay at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 100 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and receive at maturity the
notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor.            28,213,000          5/13/05           42,972

Agreement with Citibank dated April 4, 2005 to
pay at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and an accrual of 125 basis points plus
the beginning of the period nominal spread of
the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and receive at maturity
the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                  38,000,000           5/1/05           98,072

Agreement with Goldman Sachs Capital Markets, LP
dated December 29, 2004 to pay monthly the
notional amount multiplied by the spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and
receive monthly the notional amount multiplied
by the appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 8 basis points.                                    240,139,000           7/1/05          804,225

Agreement with Goldman Sachs Capital Markets,
LP dated January 1, 2005 to pay on June 6, 2005
the spread change multiplied by the sum of the
notional amount divided by 10,000 and multiplied
by the modified adjusted duration as identified
on Bloomberg as of January 1, 2005 and receive on
June 6, 2005 the notional amount multiplied by
the sum of 0.43% plus the nominal spread of the
the Lehman Brothers Commercial MBS Index on
May 31, 2005.                                            31,354,337           6/1/05          140,202

Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor and an accrual of 25
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                  19,200,000          7/31/05         (13,870)

Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor and an accrual of -5 basis
points plus the beginning of the period nominal
spread of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                  19,200,000          7/31/05           20,884

Agreement with Goldman Sachs Capital Markets, LP
dated October 29, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor and an accrual of 25
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                  45,685,435           5/1/05           74,031
------------------------------------------------------------------------------------------------------
                                                                                           $1,262,765
------------------------------------------------------------------------------------------------------



Credit default contracts outstanding at April 30, 2005 (Unaudited)

                                                                                          Unrealized
                                                                           Notional      appreciation/
                                                                            amount      (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. effective
February 25, 2005, maturing on March 20, 2010, to
receive quarterly the notional amount times 18.75
basis points per annum. Upon a credit default event
of FNMA, 5.375%, November 15, 2011, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of FNMA, 5.375%, November 15, 2011.                                $25,900,000           $2,369

Agreement with Bank of America, N.A. effective
January 31, 2005, maturing on March 20, 2010, to
receive quarterly 18.5 basis points times the
notional amount. Upon a credit default event of
any FNMA senior note, the fund makes a payment of
the proportional notional amount times the difference
between the par value and the then-market value of any
FNMA senior note.                                                         18,900,000             (422)

Agreement with Bank of America, N.A. effective
March 31, 2005, maturing on June 20, 2010, to receive
a premium based on the difference between the original
spread on issue and the market spread on day of execution
and receive quarterly 40 basis points times the notional
amount. Upon a credit default event of a reference entity
within the DJ IG 5 year CDX ,Series 4 Index, the fund
makes a payment of the proportional notional amount times
the difference between the par value and the then-market
value of the reference entity within the DJ IG 5 year
CDX Series 4 Index.                                                        3,695,000           12,881

Agreement with Bank of America, N.A. effective
March 31, 2005, maturing on June 20, 2010, to receive a
premium based on the difference between the original
spread on issue and the market spread on day of execution
and receive quarterly 67 basis points times the notional
amount. Upon a credit default event of a reference entity
within the DJ IG CDX 5 year Series 4 Index 7-10% tranche,
the fund makes a payment of the proportional notional
amount times the difference between the par value and the
then-market value of the reference entity within the DJ
IG CDX 5 year Series 4 Index 7-10% tranche.                                3,695,000           14,265

Agreement with Bank of America, N.A. effective
August 11, 2004, maturing on April 15, 2010, to
receive a premium equal to 4.41761% times the notional
amount. Upon a credit default event of News Corp. Libor
plus 85, 2010 the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of News Corp. Libor plus 85, 2010.               1,550,000           30,374

Agreement with Bank of America, N.A. effective November 24,
2004, maturing on April 15, 2010, to receive a premium equal to 2.58316% times the notional amount. Upon a credit default event of any News Corp. senior note or bond the fund makes a payment of the proportional notional amount times the
difference between the par value and the then-market value
of the defaulted News Corp. senior note or bond.                             930,000            2,354

Agreement with Credit Suisse First Boston International
effective February 18, 2005, maturing on March 20, 2010,
to receive quarterly the notional amount times 19 basis
points per annum. Upon a credit default event of FNMA, 5.25%,
August 1, 2012, the fund makes a payment of the proportional notional amount times the difference between the par value
and the then-market value of FNMA, 5.25%, August 1, 2012.                 13,000,000           (6,915)

Agreement with Deutsche Bank AG effective September 9, 2004, maturing on September 20, 2014, to receive a quarterly
payment of 0.58% times the notional amount. Upon a credit
default event of any CVS senior note, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of any CVS senior note.                                                940,000            8,995

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a
payment of the outstanding notional amount times 2.35%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                3,265,778          159,845

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.55625%
and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.             3,265,778          103,962

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a
payment of the outstanding notional amount times 2.4625%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                1,632,889           86,597

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a
payment of the outstanding notional amount times 2.433%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS
securities.                                                                1,224,667           55,219

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a
payment of the outstanding notional amount times 2.475%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS s
securities.                                                                  816,444           26,059

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.5%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS s
securities.                                                                  408,222           25,185

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing
the reference obligation are liquidated, the fund receives
a payment of the outstanding notional amount times 2.6%
and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS s
securities.                                                                  408,222            4,129

Agreement with Lehman Brothers Finance, SA effective
March 30, 2005, maturing on June 20, 2010, to pay a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
40 basis points times the notional amount. Upon a credit
default event of a reference entity within the IG 5 year
CDX Series 4 Index, the fund receives a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the IG 5 year CDX Series 4 Index.                            3,695,000           16,977

Agreement with Lehman Brothers Finance, SA effective
March 30, 2005, maturing on June 20, 2010, to receive
quarterly 63.5 basis points times the notional amount.
Upon a credit default event of any reference entity within
the DJ IG CDX Series 4 Index that the counterparties agree
advances within the 7-10 Loss Basket of the Index, the fund
makes a payment of the proportional notional amount times
the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series
4 Index.                                                                   3,695,000           (2,178)

Agreement with Goldman Sachs Capital Markets effective
April 4, 2005, maturing on June 20, 2010, to receive a
premium based on the difference between the original spread
on issue and the market spread on day of execution and receive quarterly 32.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ
IG CDX 4 Index 10-15% tranche, the fund makes a payment of
the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX 4 Index 10-15% tranche.                              30,547,000          (20,093)

Agreement with Lehman Brothers Finance S.A. effective
April 26, 2005, maturing on June 20, 2010, to receive (pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a
credit default event of any reference entity within the
DJ IG CDX Series 4 Index, the fund receives a payment of
the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the  DJ IG CDX Series 4 Index.                              30,070,000           68,711

Agreement with Goldman Sachs Capital Markets effective
April 15 2005, maturing on June 20, 2010, to receive (pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 40 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG
CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG
CDX 4 Index.                                                              29,935,000           20,758

Agreement with Lehman Brothers Finance SA effective
April 26, 2005, maturing on June 20, 2010, to receive a
premium based on the difference between the original spread
on issue and the market spread on day of execution and receive quarterly 56 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ
IG CDX 4 Index 7-10% tranche, the fund makes a payment of
the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX 4 Index 7-10% tranche.                               30,070,000         (137,320)

Agreement with Goldman Sachs Capital Markets effective
April 15, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly
66.25 basis points times the notional amount. Upon a credit
default event of a reference entity within the DJ IG CDX 4
Index 7-10% tranche, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index 7-10% tranche.                        29,935,000           (8,623)

Agreement with Bank of America effective April 4, 2005,
maturing on June 20, 2010, to receive quarterly the notional amount times 23.25 basis points per annum. Upon a credit default event of FNMA, 5.375%, November 11, 2010, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market value of
FNMA, 5.375%, November 11, 2010.                                          21,400,000           45,520

Agreement with Lehman Brothers Finance SA effective
April 15, 2005, maturing on June 20, 2010, to receive (pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay
quarterly 40 basis points times the notional amount. Upon a
credit default event of any reference entity within the
DJ IG CDX Series 4 Index, the fund receives a payment of
the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.                                      14,967,500            7,019

Agreement with Lehman Brothers Finance SA effective
April 21, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 57 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
4 Index 7-10% tranche.                                                    15,035,000          (60,451)

Agreement with Lehman Brothers Finance SA effective
April 15, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly
65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
4 Index 7-10% tranche.                                                    14,967,500           (2,493)

Agreement with Lehman Brothers Finance SA effective
April 21, 2005, maturing on June 20, 2010, to receive (pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay
quarterly 40 basis points times the notional amount. Upon a
credit default event of any reference entity within the
DJ IG CDX Series 4 Index, the fund receives a payment of
the proportional notional amount times the difference between the par value and the then-market value of the reference entit
within the DJ IG CDX Series 4 Index.                                      15,035,000         (224,911)

Agreement with Bank of America, N.A. effective December 16, 2004, maturing on December 20, 2009, to receive quarterly 18 basis points times the notional amount. Upon a credit default event of any FNMA senior note, the fund makes a payment of the proportional
notional amount times the difference between the par value and the
then-market value of any FNMA senior note.                                10,000,000            2,296

Agreement with Lehman Brothers Special Financing, Inc.
effective December 16, 2004, maturing on December 20, 2009, to receive quarterly 18 basis points times the notional amount.
Upon a credit default event of any FNMA senior note, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
any FNMA senior note.                                                     10,000,000           (1,994)
-----------------------------------------------------------------------------------------------------
                                                                                             $228,115
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $17,429,546 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $3,239,830,325)          $3,224,753,162
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $403,359,054) (Note 5)        403,359,054
-------------------------------------------------------------------------------
Cash                                                               20,124,218
-------------------------------------------------------------------------------
Interest and other receivables                                     17,476,719
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              6,645,975
-------------------------------------------------------------------------------
Receivable for securities sold                                     55,929,970
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)      479,438,371
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        30,748,338
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 660,787
-------------------------------------------------------------------------------
Premium paid on credit default contracts (Note 1)                     688,200
-------------------------------------------------------------------------------
Total assets                                                    4,239,824,794

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 608,812
-------------------------------------------------------------------------------
Payable for securities purchased                                   87,695,750
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)     993,198,736
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,733,364
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,051,035
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            488,711
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                217,933
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,854
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                639,240
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 17,908,748
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           26,143,492
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                    465,400
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $92,496) (Note 1)                                    59,768
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$421,996,011) (Note 1)                                            425,532,537
-------------------------------------------------------------------------------
Other accrued expenses                                                237,012
-------------------------------------------------------------------------------
Total liabilities                                               1,558,983,392
-------------------------------------------------------------------------------
Net assets                                                     $2,680,841,402

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,770,034,539
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        5,526,305
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (86,058,363)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (8,661,079)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,680,841,402

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($925,482,158 divided by 135,159,235 shares)                            $6.85
-------------------------------------------------------------------------------
Offering price per class A share (100/96.25 of $6.85)*                  $7.12
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($270,275,343 divided by 39,721,985 shares)**                           $6.80
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,642,413 divided by 3,757,843 shares)**                             $6.82
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($492,565,820 divided by 72,668,365 shares)                             $6.78
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.78)***                $7.01
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($322,171 divided by 47,062 shares)                       $6.85
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($966,553,497 divided by 140,304,824 shares)              $6.89
-------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $4,888,048 from
investments in affiliated issuers) (Note 5)                       $51,551,553
-------------------------------------------------------------------------------
Securities lending                                                     14,679
-------------------------------------------------------------------------------
Total investment income                                            51,566,232

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,915,780
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,543,549
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               284,142
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             39,881
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       55,079
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,167,172
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,470,776
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 136,029
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,297,315
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     546
-------------------------------------------------------------------------------
Other                                                                 366,540
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    20,406
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (20,406)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (503,243)
-------------------------------------------------------------------------------
Total expenses                                                     13,773,566
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (243,220)
-------------------------------------------------------------------------------
Net expenses                                                       13,530,346
-------------------------------------------------------------------------------
Net investment income                                              38,035,886
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    3,721,210
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        4,374,771
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    14,126,879
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts and TBA sale commitments during
the period                                                        (31,746,087)
-------------------------------------------------------------------------------
Net loss on investments                                            (9,523,227)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $28,512,659
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                           Six months ended        Year ended
                                                   April 30        October 31
Decrease in net assets                                 2005*             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $38,035,886      $79,463,790
-------------------------------------------------------------------------------
Net realized gain on investments                  22,222,860       82,727,147
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (31,746,087)      (6,192,494)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        28,512,659      155,998,443
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (12,799,368)     (30,831,397)
-------------------------------------------------------------------------------
Class B                                           (2,925,106)      (8,440,394)
-------------------------------------------------------------------------------
Class C                                             (269,561)        (709,582)
-------------------------------------------------------------------------------
Class M                                           (6,575,375)     (18,188,598)
-------------------------------------------------------------------------------
Class R                                               (2,895)            (224)
-------------------------------------------------------------------------------
Class Y                                          (13,630,955)     (23,947,431)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               8,043            2,568
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (86,911,921)    (738,478,401)
-------------------------------------------------------------------------------
Total decrease in net assets                     (94,594,479)    (664,595,016)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,775,435,881    3,440,030,897
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $5,526,305 and
$3,693,679, respectively)                     $2,680,841,402   $2,775,435,881
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      April 30
Per-share                           (Unaudited)                                Year ended October 31
operating performance                   2005            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.87           $6.69           $6.59           $6.69           $6.29           $6.44
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .10 (d)         .19 (d)         .24             .32             .38             .43
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)            .19             .11            (.07)            .43            (.16)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .07             .38             .35             .25             .81             .27
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income              (.09)           (.20)           (.25)           (.35)           (.41)           (.42)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.09)           (.20)           (.25)           (.35)           (.41)           (.42)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (e)          -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.85           $6.87           $6.69           $6.59           $6.69           $6.29
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  1.07*           5.70            5.45            3.93           13.39            4.39
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $925,482        $985,939      $1,279,779      $1,339,061      $1,251,190        $946,755
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .48* (d)        .99 (d)         .93             .92             .95             .95
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.43* (d)       2.83 (d)        3.64            4.84            5.93            6.86
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                168.48* (f)     441.06          251.00 (g)      268.10 (g)      233.83 (g)      207.35
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      April 30
Per-share                           (Unaudited)                                Year ended October 31
operating performance                   2005            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.82           $6.65           $6.55           $6.65           $6.25           $6.41
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .07 (d)         .14 (d)         .19             .27             .33             .38
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)            .18             .11            (.07)            .44            (.17)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .05             .32             .30             .20             .77             .21
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income              (.07)           (.15)           (.20)           (.30)           (.37)           (.37)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.07)           (.15)           (.20)           (.30)           (.37)           (.37)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (e)          -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.80           $6.82           $6.65           $6.55           $6.65           $6.25
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   .70*           4.79            4.68            3.19           12.63            3.46
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $270,275        $323,527        $520,692        $555,668        $474,783        $373,336
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85* (d)       1.74 (d)        1.68            1.67            1.70            1.70
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.06* (d)       2.12 (d)        2.90            4.07            5.19            6.11
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                168.48* (f)     441.06          251.00 (g)      268.10 (g)      233.83 (g)      207.35
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      April 30
Per-share                           (Unaudited)                                Year ended October 31
operating performance                   2005            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.84           $6.67           $6.57           $6.67           $6.27           $6.43
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .07 (d)         .14 (d)         .20             .26             .32             .39
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)            .18             .11            (.06)            .45            (.17)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .05             .32             .31             .20             .77             .22
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income              (.07)           (.15)           (.21)           (.30)           (.37)           (.38)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.07)           (.15)           (.21)           (.30)           (.37)           (.38)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (e)          -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.82           $6.84           $6.67           $6.57           $6.67           $6.27
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   .69*           4.79            4.70            3.18           12.61            3.53
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $25,642         $29,059         $42,946         $39,017         $34,545         $10,363
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85* (d)       1.74 (d)        1.68            1.67            1.70            1.70
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.06* (d)       2.10 (d)        2.88            4.04            5.03            6.17
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                168.48* (f)     441.06          251.00 (g)      268.10 (g)      233.83 (g)      207.35
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      April 30
Per-share                           (Unaudited)                                Year ended October 31
operating performance                   2005            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.80           $6.63           $6.54           $6.64           $6.25           $6.41
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .09 (d)         .17 (d)         .23             .30             .37             .42
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)            .18             .10            (.06)            .42            (.17)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations         .07             .35             .33             .24             .79             .25
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net investment income              (.09)           (.18)           (.24)           (.34)           (.40)           (.41)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                    --              --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.09)           (.18)           (.24)           (.34)           (.40)           (.41)
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (e)          -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.78           $6.80           $6.63           $6.54           $6.64           $6.25
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   .97*           5.40            5.12            3.77           13.10            4.05
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $492,566        $556,725        $884,380      $1,465,393      $1,024,351      $1,066,539
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .60* (d)       1.24 (d)        1.18            1.17            1.20            1.20
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.30* (d)       2.62 (d)        3.48            4.56            5.74            6.61
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                168.48* (f)     441.06          251.00 (g)      268.10 (g)      233.83 (g)      207.35
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------
                                                                                              For the
                                                             Six months                        period
                                                                ended           Year         January 21,
                                                              April 30         ended          2003+ to
Per-share                                                   (Unaudited)      October 31      October 31
operating performance                                           2005            2004            2003
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                            $6.87           $6.69           $6.65
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (a)                                        .09 (d)         .18 (d)         .18
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                      (.02)            .18             .03
-------------------------------------------------------------------------------------------------------
Total from investment operations                                 .07             .36             .21
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net investment income                                      (.09)           (.18)           (.17)
-------------------------------------------------------------------------------------------------------
Total distributions                                             (.09)           (.18)           (.17)
-------------------------------------------------------------------------------------------------------
Redemption fees                                                   -- (e)          -- (e)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                  $6.85           $6.87           $6.69
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                          1.00*           5.47            3.14*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $322             $62              $1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        .60* (d)       1.24 (d)         .92*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                       1.26* (d)       2.57 (d)        2.65*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        168.48* (f)     441.06          251.00 (g)
-------------------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment.

 (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

 (d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

 (e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes dollar roll transactions.

 (g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

     The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      April 30
Per-share                           (Unaudited)                                Year ended October 31
operating performance                   2005            2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $6.91           $6.72           $6.63           $6.72           $6.31           $6.46
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .11 (d)         .21 (d)         .26             .33             .39             .45
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.03)            .19             .10            (.06)            .45            (.17)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .08             .40             .36             .27             .84             .28
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)           (.21)           (.27)           (.36)           (.43)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)           (.21)           (.27)           (.36)           (.43)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $6.89           $6.91           $6.72           $6.63           $6.72           $6.31
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      1.19*           6.06            5.50            4.26           13.73            4.58
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $966,553        $880,124        $712,232        $530,302        $234,826        $194,267
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .36* (d)        .74 (d)         .68             .67             .70             .70
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.54* (d)       3.01 (d)        3.82            5.03            6.23            7.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    168.48* (f)     441.06          251.00 (g)      268.10 (g)      233.83 (g)      207.35
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005 the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in
Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $17,429,546. The fund received cash collateral of $17,908,748, which is pooled with collateral of other Putnam funds into 17 issuers of high-grade, short-term investments.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $90,691,223 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $81,110,899  October 31, 2008
     9,580,324  October 31, 2009

The aggregate identified cost on a tax basis is $3,646,167,200, resulting in gross unrealized appreciation and depreciation of $40,064,057 and $58,119,041, respectively, or net unrealized depreciation of $18,054,984.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management waived $163,522 of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $20,406 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $2,826,300 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2005, the fund's expenses were reduced by $243,220 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,417, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $33,269 and $8,378 from the sale of class A and class M shares, respectively, and received $275,911 and $800 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $763 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $3,786,822,910 and $3,398,000,766, respectively. Purchases and sales of U.S. government securities aggregated $37,925,838 and $89,882,159, respectively.

Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         15,744,493      $107,538,722
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,608,337        10,987,393
----------------------------------------------------------------
                                    17,352,830       118,526,115
Shares repurchased                 (25,793,790)     (176,272,937)
----------------------------------------------------------------
Net decrease                        (8,440,960)     $(57,746,822)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,909,191      $215,884,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,924,327        26,568,614
----------------------------------------------------------------
                                    35,833,518       242,453,273
Shares repurchased                 (83,555,493)     (563,786,160)
----------------------------------------------------------------
Net decrease                       (47,721,975)    $(321,332,887)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,605,260       $10,898,854
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       370,409         2,515,486
----------------------------------------------------------------
                                     1,975,669        13,414,340
Shares repurchased                  (9,675,121)      (65,668,747)
----------------------------------------------------------------
Net decrease                        (7,699,452)     $(52,254,407)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,965,748       $40,111,036
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,058,264         7,119,883
----------------------------------------------------------------
                                     7,024,012        47,230,919
Shares repurchased                 (37,941,033)     (254,154,887)
----------------------------------------------------------------
Net decrease                       (30,917,021)    $(206,923,968)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            374,081        $2,549,646
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        32,370           220,413
----------------------------------------------------------------
                                       406,451         2,770,059
Shares repurchased                    (895,822)       (6,101,428)
----------------------------------------------------------------
Net decrease                          (489,371)      $(3,331,369)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            647,675        $4,369,481
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        83,989           566,659
----------------------------------------------------------------
                                       731,664         4,936,140
Shares repurchased                  (2,926,972)      (19,647,559)
----------------------------------------------------------------
Net decrease                        (2,195,308)     $(14,711,419)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            723,368        $4,887,268
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        33,230           224,717
----------------------------------------------------------------
                                       756,598         5,111,985
Shares repurchased                  (9,985,667)      (67,515,436)
----------------------------------------------------------------
Net decrease                        (9,229,069)     $(62,403,451)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,986,876       $13,366,689
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        90,333           585,650
----------------------------------------------------------------
                                     2,077,209        13,952,339
Shares repurchased                 (53,602,766)     (357,675,112)
----------------------------------------------------------------
Net decrease                       (51,525,557)    $(343,722,773)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             38,406          $262,474
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           424             2,895
----------------------------------------------------------------
                                        38,830           265,369
Shares repurchased                        (817)           (5,586)
----------------------------------------------------------------
Net increase                            38,013          $259,783
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,565           $65,384
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            33               224
----------------------------------------------------------------
                                         9,598            65,608
Shares repurchased                        (703)           (4,826)
----------------------------------------------------------------
Net increase                             8,895           $60,782
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,618,410      $217,353,258
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,983,715        13,630,955
----------------------------------------------------------------
                                    33,602,125       230,984,213
Shares repurchased                 (20,727,348)     (142,419,868)
----------------------------------------------------------------
Net increase                        12,874,777       $88,564,345
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,419,971      $384,844,473
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,518,688        23,947,431
----------------------------------------------------------------
                                    59,938,659       408,791,904
Shares repurchased                 (38,418,296)     (260,640,040)
----------------------------------------------------------------
Net increase                        21,520,363      $148,151,864
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $339,721 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $4,888,048 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $657,914,819 and $598,442,758, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  314,066,113         4,408,619
Charles B. Curtis                  314,045,762         4,428,970
Myra R. Drucker                    314,298,796         4,175,936
Charles E. Haldeman, Jr.           313,648,930         4,825,802
John A. Hill                       314,101,726         4,373,006
Ronald J. Jackson                  314,123,654         4,351,078
Paul L. Joskow                     314,093,042         4,381,690
Elizabeth T. Kennan                314,067,679         4,407,053
John H. Mullin, III                314,132,317         4,342,415
Robert E. Patterson                314,147,030         4,327,702
George Putnam, III                 313,990,562         4,484,170
A.J.C. Smith*                      314,003,069         4,471,663
W. Thomas Stephens                 314,115,169         4,359,563
Richard B. Worley                  314,413,701         4,061,031

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                     Votes             Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                  267,451,887        10,410,303        40,612,542

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                     Votes             Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                  267,945,926        10,095,695        40,433,111

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                     Votes             Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                  273,825,312         4,245,974        40,403,446

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

All tabulations are rounded to nearest whole number.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA035-225018  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


[PUTNAM INVESTMENTS LOGO OMITTED]

Putnam Income Fund
-----------------------------------------------------------------------------
Supplement to Semiannual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
-----------------------------------------------------------------------------

Total return for periods ended 4/30/05

                                                       NAV

6 months                                               1.19%
1 year                                                 5.23
5 years                                               40.27
Annual average                                         7.00
10 years                                              83.60
Annual average                                         6.26
Life of fund (since class A inception, 11/1/54)
Annual average                                         8.17

Share value:                                            NAV

10/31/04                                               $6.91
4/30/05                                                $6.89

-----------------------------------------------------------------------------
Distributions:       No.      Income         Capital gains         Total
                      6       $0.101              --               $0.101
-----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (6/16/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
-----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                 $3.59
Ending value (after expenses)                             $1,011.90
-----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                 $3.61
Ending value (after expenses)                             $1,021.22
-----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                      0.72%
Average annualized expense ratio for Lipper peer group +  0.79%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
-----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005